    As filed with the Securities and Exchange Commission on October 3, 2002
                                       Securities Act Registration No. 333-98937
                                   Investment Company Registration No. 811-21193

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

[ X ]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[ X ]           Pre-Effective Amendment No. _1__


[   ]           Post-Effective Amendment No. ____

                                     and/or

[ X ]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[ X ]    Amendment No. _1__



             First American Minnesota Municipal Income Fund II, Inc.
             -------------------------------------------------------
                Exact Name of Registrant as Specified in Charter


                 800 Nicollet Mall, Minneapolis, Minnesota 55402
                 -----------------------------------------------
                     Address of Principal Executive Offices
                     (Number, Street, City, State, Zip Code)


                                 (612) 303-1606
                                 --------------
                         Registrant's Telephone Number,
                               including Area Code


                             Christopher O. Petersen
                               U.S. Bancorp Center
                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
                          ----------------------------
                      Name and Address of Agent for Service
                     (Number, Street, City, State, Zip Code)


                                   Copies to:

     Kathleen L. Prudhomme                             Andrew H. Shaw
     Dorsey & Whitney LLP                        Sidley Austin Brown & Wood
          Suite 1500                                   Bank One Plaza
     50 South Sixth Street                          10 S. Dearborn Street
 Minneapolis, Minnesota 55402                      Chicago, Illinois 60603

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                      Proposed           Proposed
                                                       Maximum            Maximum
         Title of Securities    Amount Being       Offering Price        Aggregate           Amount of
          Being Registered       Registered          Per Unit(1)     Offering Price(1)   Registration Fee(2)
          ----------------       ----------          -----------     -----------------   -------------------
         Common Stock,        4,000,000 shares          $15.00           $60,000,000             $5,520


         ------------------------

         (1) Estimated solely for the purpose of calculating the registration fee.

         (2)  $138 of which has previously been paid.


The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                              CROSS REFERENCE SHEET

                               PART A - PROSPECTUS

Item 1.         Outside Front Cover..............................................  Cover page

Item 2.         Cover Pages; Other Offering Information..........................  Cover page; outside back cover

Item 3.         Fee Table and Synopsis...........................................  Summary; Summary of Fund Expenses

Item 4.         Financial Highlights.............................................  Not applicable

Item 5.         Plan of Distribution.............................................  Cover page; Summary; Underwriting

Item 6.         Selling Shareholders.............................................  Not applicable

Item 7.         Use of Proceeds..................................................  Use of Proceeds; The Fund's
                                                                                   Investments

Item 8.         General Description of the Registrant............................  Summary; The Fund; The Fund's
                                                                                   Investments; Preferred Shares and
                                                                                   Related Leverage; Risks; How the
                                                                                   Fund Manages Risk; Net Asset
                                                                                   Value; Repurchase of Common
                                                                                   Shares; Conversion to Open-End
                                                                                   Fund

Item 9.         Management.......................................................  Summary; Management of the Fund;
                                                                                   Custodian and Transfer Agent

Item 10.        Capital Stock, Long-Term Debt, and Other Securities..............  Summary; Description of Shares;
                                                                                   Dividend Reinvestment Plan;
                                                                                   Dividends and Distributions;
                                                                                   Repurchase of Common Shares;
                                                                                   Conversion to Open-End Fund; Tax
                                                                                   Matters

Item 11.        Default and Arrears on Senior Securities.........................  Not applicable

Item 12.        Legal Proceedings................................................  Not applicable

Item 13.        Table of Contents of the Statement of Additional Information.....  Table of Contents for the
                                                                                   Statement of Additional
                                                                                   Information

                                    PART B - STATEMENT OF ADDITIONAL INFORMATION

Item 14.        Cover Page.......................................................  Cover page

Item 15.        Table of Contents................................................  Table of Contents

Item 16.        General Information and History..................................  Not applicable

Item 17.        Investment Objective and Policies................................  Investment Objective and
                                                                                   Policies; Investment
                                                                                   Restrictions; Portfolio
                                                                                   Transactions and Brokerage;
                                                                                   Distributions; Descriptions of
                                                                                   Shares; Repurchase of Common
                                                                                   Shares

Item 18.        Management.......................................................  Management of the Fund; Portfolio
                                                                                   Transactions and Brokerage

Item 19.        Control Persons and Principal Holders of Securities..............  Management of the Fund

Item 20.        Investment Advisory and Other Services...........................  Management of the Fund;
                                                                                   Custodian, Transfer Agent and
                                                                                   Dividend Paying Agent

Item 21.        Brokerage Allocation and Other Practices.........................  Portfolio Transactions and
                                                                                   Brokerage

Item 22.        Tax Status.......................................................  Tax Matters

Item 23.        Financial Statements.............................................  To be filed by amendment

                                             PART C - OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement.


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE SECURITIES AND EXCHANGE COMMISSION DECLARES OUR REGISTRATION STATEMENT EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED OCTOBER 3, 2002



4,000,000 Shares



FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.



Common Stock                                                  [FIRST AMER LOGO]
$15 per share


--------------------------------------------------------------------------------


- First American Minnesota Municipal Income Fund II, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax. The Fund cannot assure you that it will achieve its investment objective.



- All of the Fund's municipal bond investments will be investment grade quality at the time of purchase.



- The Fund intends to offer preferred shares within approximately three months after completion of this offering. The issuance of preferred shares will leverage your investment in the Fund's common shares, which creates special risks.



- Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.



- Proposed trading symbol: American Stock Exchange - MXN.



- Please read this prospectus before investing, and keep it for future reference. It contains important information about the Fund.


- More information about the Fund is contained in the Statement of Additional
  Information dated            , 2002 (the "SAI"), which is available free of
  charge by calling 1-800-677-3863 or by writing to the Fund at 800 Nicollet Mall, Minneapolis, Minnesota 55402. You may also obtain a copy of the SAI, as well as other information about the Fund, from the Securities and Exchange Commission's web site (http://www.sec.gov).



- The Fund has filed its SAI with the Securities and Exchange Commission and is incorporating it by reference into this prospectus. The SAI's table of contents appears on page 37 of this prospectus.


                             ----------------------


THIS INVESTMENT INVOLVES RISK. SEE "RISKS" BEGINNING ON PAGE 18. THESE RISKS ARE SUMMARIZED IN "SUMMARY--RISK CONSIDERATIONS" BEGINNING ON PAGE 4.


THESE SECURITIES ARE NOT SAVINGS ACCOUNTS OR OBLIGATIONS OF ANY BANK AND ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                     PER SHARE         TOTAL
                                                                     ---------      -----------
Price to public.............................................          $15.000
Sales load..................................................          $ 0.675
Estimated offering costs(1).................................          $ 0.030
Proceeds to the Fund........................................          $14.295


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


(1)Total organization and offering costs, other than the sales load, are
   estimated to be $        . U.S. Bancorp Asset Management, Inc., the Fund's
   investment advisor, has agreed to pay organization and offering costs, other than the sales load, in excess of $0.03 per share.



The underwriters have a 30-day option to purchase up to 600,000 additional common shares from the Fund to cover over-allotments, if any.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



U.S. BANCORP PIPER JAFFRAY                                   RBC CAPITAL MARKETS

               THE DATE OF THIS PROSPECTUS IS             , 2002.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary.....................................................    1
Summary Of Fund Expenses....................................    8
The Fund....................................................   10
Use Of Proceeds.............................................   10
The Fund's Investments......................................   10
Preferred Shares And Related Leverage.......................   17
Risks.......................................................   18
How The Fund Manages Risk...................................   23
Management Of The Fund......................................   25
Net Asset Value.............................................   26
Dividends And Distributions.................................   26
Dividend Reinvestment Plan..................................   27
Description Of Shares.......................................   28
Repurchase Of Common Shares; Conversion To Open-End Fund....   31
Tax Matters.................................................   32
Underwriting................................................   35
Custodian And Transfer Agent................................   36
Legal Matters...............................................   36
Table Of Contents For The Statement Of Additional
  Information...............................................   37


                 ---------------------------------------------


You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. This prospectus is not an offer to sell, nor is it seeking an offer to buy, these securities in any state where the offer or sale is not permitted.

                                    SUMMARY


The items in the following summary are described in more detail later in this prospectus. This summary provides an overview of selected information and does not contain all the information you should consider. Therefore, you should also read the more detailed information set out in this prospectus and in the Statement of Additional Information incorporated by reference into this prospectus.


THE FUND



First American Minnesota Municipal Income Fund II, Inc. is a newly organized, non-diversified closed-end management investment company. Throughout this prospectus, First American Minnesota Municipal Income Fund II, Inc. is referred to simply as the "Fund." The Fund is designed to provide tax advantages to investors who are residents of Minnesota.



THE OFFERING



The Fund is offering 4,000,000 shares of its common stock, par value $.01 per share, at $15 per share, through a group of underwriters led by U.S. Bancorp Piper Jaffray Inc. and RBC Dain Rauscher Inc. The shares of common stock are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares, having an offering price of at least $1,500, in order to participate in this offering. The Fund has given the underwriters an option to purchase up to 600,000 additional common shares to cover orders in excess of 4,000,000 common shares. The Fund will pay the sales load and the Fund's organization and offering costs out of the proceeds of this offering, except that the Advisor has agreed to pay any organization and offering costs, other than the sales load, in excess of $0.03 per share.



INVESTMENT OBJECTIVE


The Fund's investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax. The Fund cannot assure you that it will achieve its investment objective.


INVESTMENT POLICIES



Under normal conditions, the Fund will invest at least 80% of its assets (defined, for this purpose, to mean the Fund's net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax. All of the Fund's municipal bond investments will be investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), equivalently rated by another nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Advisor.


The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years. However, the dollar weighted average maturity of obligations held by the Fund may be shortened depending on market conditions.


The Fund may at times use various investment strategies designed to hedge its portfolio against changes in interest rates and reduce volatility. These hedging strategies consist of futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors. Although it does not currently intend to do so, the Fund may also use some of these strategies to enhance income. The Fund's use of these instruments involves additional risk. For example, the Fund may try to limit its risk of loss from a decline in the price of a portfolio security by purchasing a put option on that security. However, the Fund must pay for the option, and the price of the security may not in fact decline. The additional risks presented by hedging strategies are discussed in more detail under "The Fund's Investments--Hedging Strategies." In large part, the success of the Fund's hedging activities depends on the Advisor's ability to forecast movements in securities prices and interest rates. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work. Successful implementation of most hedging strategies would generate taxable income. The Fund will take this factor into consideration in determining whether to implement any particular hedging strategy.



SPECIAL TAX CONSIDERATIONS



Under normal circumstances, the Fund will invest primarily in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax. In general, the Fund does not intend its investments to earn a large amount of interest income that is not exempt from regular federal income tax and regular Minnesota personal income tax. As a result, distributions of the Fund's interest income will ordinarily be exempt from regular federal income tax and regular Minnesota personal income tax. However, because the Fund may invest without limitation in municipal bonds subject to federal and Minnesota alternative minimum tax, at least a portion of the Fund's interest income distributions may be subject to alternative minimum tax. Distributions of capital gains or other taxable income will be taxable to shareholders. The Fund may not be a suitable investment for investors subject to alternative minimum tax or who would become subject to alternative minimum tax by investing in the Fund.



PROPOSED OFFERING OF PREFERRED SHARES



Subject to market conditions, within approximately three months after completion of this offering, the Fund intends to offer preferred shares representing, immediately after their issuance, approximately 38% of the Fund's total net assets, including the proceeds from the sale of the preferred shares. The Fund's determination to offer preferred shares will depend primarily on the relationship of long-term and short-term interest rates at the time of the offering. The Fund will offer preferred shares if it expects that the net rate of return on long-term municipal bonds that the Fund will purchase with the proceeds of the preferred share offering will exceed the dividends that the Fund will pay on the preferred shares. The issuance of preferred shares will leverage your investment in the common shares. The use of leverage entails special risks. There is no assurance that the Fund will issue preferred shares or that, if issued, the Fund's leveraging strategy will be successful.



The money the Fund obtains by selling the preferred shares is expected to be invested in long-term municipal bonds that will generally pay fixed rates of interest over the life of the bonds. The preferred shares will pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. If the rate of return on the long-term bonds purchased by the Fund, after the payment of applicable expenses of the Fund, is greater than the dividends paid by the Fund on the preferred shares, the Fund will generate more income by investing the proceeds of the preferred shares than it will need to pay dividends on the preferred shares. In that case, the excess income may be used to pay higher dividends to holders of common shares. However, the Fund cannot assure you that the issuance of preferred shares will result in a higher yield on your common shares. If shorter-term interest rates rise, the preferred share dividend rate could exceed the net rate of return on long-term municipal bonds held by the Fund, reducing the return to common shareholders. You should note that the use of leverage entails special risks for common shareholders, including greater volatility of both the net asset value and the market value of the common shares.

During periods when the Fund has preferred shares outstanding, the Fund will pay advisory and administration fees that are higher than if the Fund did not issue preferred shares because the fees will be calculated on the basis of the Fund's average weekly net assets, including proceeds from the sale of preferred shares.



The issuance of preferred shares may alter the voting power of the common shareholders. If the Fund has preferred shares outstanding, two of the Fund's directors will be elected by preferred shareholders, voting separately as a class.



INVESTMENT ADVISOR


U.S. Bancorp Asset Management, Inc. is the Fund's investment advisor. Throughout the prospectus, we will refer to U.S. Bancorp Asset Management, Inc. as "U.S. Bancorp Asset Management" or the "Advisor." U.S. Bancorp Asset Management is a wholly-owned subsidiary of U.S. Bank National Association ("U.S. Bank"), which is in turn owned by U.S. Bancorp. As of June 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $116 billion in assets under management, including investment company assets of more than $52 billion. The Advisor currently manages 58 open-end funds, including 13 municipal bond funds, and nine closed-end funds, including four municipal bond funds.


Under its investment advisory and management agreement with the Fund, U.S. Bancorp Asset Management is entitled to receive an advisory fee at an annualized rate of 0.40% of the Fund's average weekly net assets, including assets attributable to any preferred shares that may be outstanding. The Advisor has contractually agreed to limit its fee to an annualized rate of 0.35% of average weekly net assets through October 31, 2007 (roughly the first five years of operations). The Advisor may continue to limit its fee after that time but is not contractually obligated to do so.



DISTRIBUTIONS



The Fund intends to distribute monthly all or a substantial portion of its net investment income to holders of common shares. The Fund expects to declare the initial monthly dividend on its common shares approximately 45 days after completion of this offering and to pay the initial monthly dividend approximately 60 to 90 days after completion of this offering. Net capital gains, if any, will be distributed at least annually to common shareholders to the extent those net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of any preferred shares. Unless you elect otherwise, all dividends and distributions will be automatically reinvested in common shares through the Fund's Dividend Reinvestment Plan.


After the issuance of any preferred shares, monthly distributions to common shareholders will consist of net investment income remaining after the payment of dividends on the preferred shares. If the Fund realizes capital gains or other taxable income, it will be required to allocate this income between the common shares and the preferred shares in proportion to the total dividends paid to each class for the year in which the income is paid.


LISTING



The Fund has applied for the listing of its common shares on the American Stock Exchange under the proposed symbol MXN.



FUND ADMINISTRATION


U.S. Bancorp Asset Management also acts as the administrator for the Fund. Under an administration agreement with the Fund, U.S. Bancorp Asset Management provides, or compensates others to provide, various oversight and legal services, accounting services and shareholder services to the Fund. For these services, the Fund pays U.S. Bancorp Asset Management an administration fee at an annualized rate of 0.20% of the Fund's average weekly net assets, including assets attributable to any preferred shares that may be outstanding.



CUSTODIAN AND TRANSFER AGENT


U.S. Bank National Association, the parent company of the Advisor, will serve as the custodian of the Fund's assets. Equiserve Trust Company, N.A., will act as the Fund's transfer agent, dividend paying agent and registrar.


MARKET PRICE OF SHARES



Shares of closed-end investment companies frequently trade at prices lower than their net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at prices higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and by the amount of organization and offering costs paid by the Fund. If the Fund offers preferred shares, the net asset value of the Fund's common shares also will be reduced by the sales load and the organization and offering costs of the preferred share offering. In addition to net asset value, the market price of the Fund's common shares may be affected by factors relating to the Fund and its portfolio holdings such as dividend levels (which are in turn affected by expenses), the extent of call protection on the Fund's investments, dividend stability, portfolio credit quality, relative demand for and supply of these shares in the market, general market and economic conditions and other factors. The common shares are designed primarily for long-term investors and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.



RISK CONSIDERATIONS



NO OPERATING HISTORY. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.



MARKET DISCOUNT RISK. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. Investors who sell their shares within a relatively short period after completion of the public offering are more likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the amount of the sales load and by the organization and offering costs paid by the Fund.



INTEREST RATE RISK. Generally, when market interest rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in long-term bonds, the net asset value and market price of the common shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase common share interest rate risk.



CREDIT RISK. Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

CONCENTRATION RISK. The Fund's policy of investing primarily in municipal bonds of issuers located in Minnesota makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. Largely as a result of adverse economic conditions in the nation generally, the State of Minnesota has had a budgetary shortfall that the Minnesota Legislature has addressed primarily by adopting spending cuts, making large reductions in State reserves and deferring some education aid payments. At the end of the 2002 legislative session, the State's general fund balance at the end of the current biennium, June 30, 2003, was projected to be zero, and the budget reserve account was projected to be only $319 million, compared to projected expenditures for the biennium of $26.9 billion. Since then the Minnesota Department of Finance has reduced its estimate of fiscal year 2002 general fund receipts by $212 million, indicating a need for the State to further reduce the budget reserve or spending or to increase revenues. Although the three major credit rating agencies recently have given the State's general obligation bonds their highest ratings, Moody's also changed its outlook for the State from stable to negative.



LEVERAGE RISK. The use of leverage through the issuance of preferred shares creates an opportunity for increased common share net income, but also creates greater risks for common shareholders. The Fund's leveraging strategy may not be successful. The Fund anticipates that the preferred shares will pay adjustable rate dividends based on shorter-term interest rates that will be periodically reset. The adjustment period could be as short as a day or as long as a year or more. The Fund intends to invest the proceeds of the preferred share offering primarily in long-term, typically fixed rate, municipal bonds. So long as the Fund's portfolio of municipal bonds provides a higher rate of return, net of Fund expenses, than the preferred share dividend rate, as reset periodically, the leverage will allow the common shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, shorter-term rates rise, the preferred share dividend rate could exceed the rate of return on long-term municipal bonds and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing the return to common shareholders. Leverage creates two major types of risks for common shareholders:



  - the likelihood of greater volatility of the net asset value and market price of the common shares because changes in the value of the Fund's portfolio, including municipal bonds bought with the proceeds of the preferred share offering, are borne entirely by the common shareholders; and



  - the possibility either that common share net investment income will fall if the preferred share dividend rate rises or that common share net investment income will fluctuate because the preferred share dividend rate varies.


Because the advisory and administration fees received by the Advisor are based on the total net assets of the Fund, including assets acquired with the proceeds of the preferred share offering, the Advisor has a financial incentive for the Fund to issue preferred shares, which may create a conflict of interest between the Advisor and the common shareholders.


MUNICIPAL BOND MARKET RISK. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Advisor than would a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.


The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of these obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of a municipal issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on these securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of these assets may not be tax-exempt.


HEDGING RISK. The Fund may at times use various investment strategies designed to hedge its portfolio against changes in interest rates and reduce volatility. These hedging strategies include investing in instruments such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors. The successful use of these hedging instruments depends upon the Advisor's ability to forecast price and interest rate movements correctly. If the Advisor is incorrect in its forecast, the Fund might be in a worse position than if it had not entered into a particular hedging transaction at all. Hedging transactions involve other risks, including the risk that changes in the value of a hedging instrument may not correlate perfectly with relevant underlying assets, rates or indexes. Successful implementation of most hedging strategies would generate taxable income.



LIQUIDITY RISK. The Fund may invest in securities which are illiquid at the time of investment. A security is illiquid if it cannot be sold within seven days at a price which approximates fair value. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund may not be able to dispose of illiquid securities at a favorable price or at a time that the Advisor believes would be beneficial.



MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.



NON-DIVERSIFICATION. Because the Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable federal income tax law.



REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or the Fund's overall returns.



INFLATION RISK. Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, preferred share dividend rates would likely increase, which would tend to further reduce returns to common shareholders.



TRADING RESTRICTIONS RISK. The Advisor and U.S. Bancorp Piper Jaffray are owned and controlled by U.S. Bancorp. Because of the affiliation of U.S. Bancorp Piper Jaffray with the Advisor, the Fund is prohibited from engaging in principal transactions involving U.S. Bancorp Piper Jaffray except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. For instance, the Fund generally will not be able to make purchases from or sales to U.S. Bancorp Piper Jaffray of securities in transactions in which U.S. Bancorp Piper Jaffray acts as principal. The Fund will invest in securities traded in the over-the-counter markets, which usually involve transactions with dealers acting as principals for their own accounts. The fact that the Fund may not deal with U.S. Bancorp Piper Jaffray in connection with these principal transactions could adversely affect the ability of the Fund to acquire municipal bonds in desired quantities at the most favorable prices since U.S. Bancorp Piper Jaffray is a significant dealer in the types of municipal bonds in which the Fund will invest. U.S. Bancorp Piper Jaffray and the Advisor have received an exemptive order that will allow the Fund, subject to various restrictions, to purchase Minnesota municipal bonds directly from U.S. Bancorp Piper Jaffray when it acts as sole underwriter or a syndicate member in the underwriting of these securities. The order does not apply, however, to secondary market purchases and sales of municipal bonds.


ANTI-TAKEOVER PROVISIONS. Some provisions in the Fund's Articles of Incorporation and Bylaws and in the Minnesota Business Corporation Act could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive common shareholders of opportunities to sell their common shares at a premium over the shares' then-current market price.

                            SUMMARY OF FUND EXPENSES


The following table shows estimated Fund expenses as a percentage of net assets attributable to the common shares only and assumes the issuance of preferred shares in an amount equal to 38% of the Fund's total net assets after the issuance of the preferred shares. Footnote 4 to the table shows these estimated expenses as a percentage of net assets attributable to common shares, but assumes that no preferred shares are issued or outstanding.



SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Sales load paid by you (as a percentage of offering
  price)....................................................    4.50%
Offering costs borne by the Fund (as a percentage of
  offering price)...........................................    0.20%(1)(2)
Dividend Reinvestment Plan fees.............................    None(3)



                                                                     PERCENTAGE OF
                                                                       NET ASSETS
                                                                    ATTRIBUTABLE TO
                      ANNUAL EXPENSES                               COMMON SHARES(4)
                      ---------------                           ------------------------
Advisory fee................................................                  0.65%
Other expenses..............................................                  0.48%
  Administration fee........................................    0.32%
  Other.....................................................    0.16%
Total annual expenses.......................................                  1.13%
Fee waiver (years 1-5)......................................                  0.08%(5)
Net annual expenses (years 1-5).............................                  1.05%(5)


---------------------------------------------

(1)The Advisor has agreed to pay the amount by which the aggregate of the Fund's organization and offering costs, other than the sales load, exceeds $0.03 per common share.


(2)If the Fund offers preferred shares, costs of that offering, estimated to be approximately 1.57% of the total amount of the preferred share offering, will effectively be borne by the common shareholders and result in a reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in an amount equal to 38% of the Fund's total net assets (including proceeds from the sale of the preferred shares), those offering costs are estimated to be approximately $0.14 per common share (0.91% of the offering price).


(3)You will pay brokerage charges if you direct the Plan Agent, as defined below, to sell your common shares held in a dividend reinvestment account.



(4)The table presented in this footnote estimates the Fund's annual expenses as percentages of the Fund's net assets attributable to common shares but, unlike the table above, assumes that no preferred shares are issued or outstanding. In accordance with these assumptions, the Fund's estimated expenses would be as follows:



                                                                    PERCENTAGE OF
                                                                     NET ASSETS
                                                                   ATTRIBUTABLE TO
                      ANNUAL EXPENSES                               COMMON SHARES
                      ---------------                           ---------------------
Advisory fee................................................                0.40%
Other expenses..............................................                0.34%
  Administration fee........................................    0.20%
  Other.....................................................    0.14%
Total annual expenses.......................................                0.74%
Fee waiver (years 1-5)......................................                0.05%(5)
Net annual expenses (years 1-5).............................                0.69%(5)



(5)The Advisor has contractually agreed to waive a portion of the advisory fees it is entitled to receive from the Fund at the annual rate of 0.05% of the Fund's average weekly net assets from the commencement of operations through October 31, 2007 (that is, roughly the first five years of Fund operations). The Advisor has not agreed to waive any portion of its fees and expenses beyond October 31, 2007, although it may do so in its discretion. Without the fee waiver, net annual expenses are estimated to be 1.13% of net assets attributable to common shares, assuming the issuance of preferred shares, and 0.74% of total net assets attributable to common shares, assuming no preferred shares are issued or outstanding.

The purpose of the foregoing table is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The other expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 4,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Fund."



The following example illustrates the expenses (including the sales load of $45.00, estimated common share offering costs of $2.00 and estimated preferred share offering costs of $9.12 assuming preferred shares are issued representing 38% of the Fund's total net assets) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.05% of net assets attributable to common shares in years 1 through 5, increasing to 1.13% in years 6 through 10, and (2) a 5% annual return.



     ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
     --------   -----------   ----------   ---------
       $66          $88          $111        $182



The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example is based on the estimated other expenses set forth in the Annual Expenses table and assumes that all dividends and distributions are reinvested at net asset value.

                                    THE FUND


The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Minnesota corporation on August 26, 2002. The Fund has no operating history. The Fund's principal office is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, and its telephone number is 1-800-677-3863. The Fund is designed to provide tax advantages to investors who are Minnesota residents.


The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies, commonly referred to as mutual funds, in that closed-end investment companies do not generally make a continuous offering of their shares and do not redeem their securities at the option of the shareholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount to net asset value. They may also, at times, trade at a premium to net asset value. The risk that shares will trade at a discount may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

                                USE OF PROCEEDS


The net proceeds of the offering of common shares will be approximately
$          (or $          if the underwriters exercise the over-allotment option
in full) after payment of a portion of the estimated organization and offering costs by the Fund. The Advisor has agreed to pay the amount by which the aggregate of the Fund's organization and offering costs, other than the sales load, exceeds $0.03 per common share.



The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within approximately three months after the completion of the offering, depending on market conditions and the availability of appropriate securities. Pending such investment, the Fund anticipates that the proceeds of the offering will be primarily invested in high-quality short-term tax-exempt money market securities or in high-quality municipal bonds with relatively low volatility, such as pre-refunded and intermediate term securities, although the Fund may invest in short-term taxable investments to the extent that suitable tax-exempt investments are not available.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax. No assurance can be given that the Fund will achieve its investment objective.


Under normal market conditions, the Fund will invest at least 80% of its assets (defined, for this purpose, to mean the Fund's net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax. The Fund may invest without limit in municipal bonds that pay interest that is subject to federal and Minnesota alternative minimum tax. Investors who are subject to alternative minimum tax or would become subject to alternative minimum tax by investing in common shares should consult with their tax advisors before purchasing common shares. Special federal alternative minimum tax rules apply to corporate holders of common shares. In addition, any capital gain dividends will be subject to federal income taxes. See "Tax Matters."

All of the Fund's municipal bond investments will be investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or higher) by Moody's, S&P or Fitch, equivalently rated by another nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Advisor. Municipal bonds in the lowest investment grade category may be considered to possess some speculative characteristics. These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Advisor subsequently downgrades its assessment of the credit characteristics of that security. In determining whether to retain or sell a downgraded security, the Advisor may consider factors which include the Advisor's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks--Concentration Risk" below for a general description of the economic and credit characteristics of municipal issues in Minnesota.



The Fund may also invest in common and preferred shares of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses in addition to the Fund's own expenses. See "--Other Investment Companies" and "--Tax-Exempt Preferred Shares" below.



The Fund may purchase municipal bonds that are subject to credit enhancements, including insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces some financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. In assessing the quality of municipal bonds with respect to the foregoing, the Advisor will take into account insurance as well as the nature of any letters of credit or similar credit enhancements to which particular municipal bonds are entitled and the creditworthiness of the insurance company or the financial institution that provided the insurance or credit enhancements. Consequently, if, for example, municipal bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Advisor may consider these municipal bonds to be equivalent to AAA or Aaa rated securities, as the case may be, even though these municipal bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured municipal bonds must also comply with the standards applied by the insurance carriers in determining eligibility for insurance. Insurance generally will be obtained from insurers with a claims-paying ability rated A or higher by Moody's or S&P or comparably rated by another nationally recognized statistical rating organization. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.



For temporary defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objective under these circumstances. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal and Minnesota income taxes. For more information, see "Tax Matters" in this prospectus and the Statement of Additional Information.



The Fund's investment objective, its policy of investing at least 80% of its assets in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax, and its investment restrictions set forth in the Statement of Additional Information under "Investment Limitations--Fundamental Investment Restrictions" are fundamental and, under the 1940 Act, cannot be changed without the approval of a majority of the outstanding voting shares of the Fund. A majority of the outstanding voting shares of the Fund (whether voting together as a single class or voting as a separate class) means (1) 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the voting shares are present or represented by proxy, or (2) more than 50% of the voting shares, whichever is less. Subsequent to the issuance of preferred shares, the Fund's investment objective and fundamental policies may not be changed without the approval of a majority of the outstanding common shares and preferred shares voting together and a majority of the outstanding preferred shares voting separately by class. See "Description of Shares-- Preferred Shares--Voting Rights" below for additional information with respect to the voting rights of preferred shareholders. Unless stated otherwise, the Fund's investment policies are not fundamental and thus can be changed by the Fund's Board of Directors without a shareholder vote. Except with respect to the Fund's fundamental policy concerning borrowing, when an investment policy or restriction has a percentage limitation, that limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of those limitations.


MUNICIPAL BONDS


Municipal bonds are typically classified as either general obligation or revenue bonds and are typically issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations when the Advisor believes the issuer has a strong incentive to continue making appropriations until maturity. Municipal bonds may also include so-called "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of these bonds may become a moral commitment but not a legal obligation of the state or municipality in question.


The Fund may invest in municipal zero coupon bonds, which are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero coupon bonds are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. In addition, because the Fund accrues income with respect to these securities prior to the receipt of any interest payments, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain the cash needed to distribute this income.


The municipal bonds in which the Fund will invest will generally be issued by the State of Minnesota, political subdivisions of the State, and authorities or other intermediaries of the State and these political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Advisor to be reliable, is exempt from regular federal income tax and regular Minnesota personal income tax. At least 95% of the exempt-interest dividends paid by the Fund on an annual basis will be derived from these obligations. See "Tax Matters--Minnesota Tax Matters." The Fund may also invest in municipal bonds issued by United States Territories such as Puerto Rico or Guam that are exempt from regular federal income tax and regular Minnesota personal income tax. In addition to the types of municipal bonds described in this prospectus, the Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular federal income tax and regular Minnesota personal income tax, regardless of the technical structure of the issuer of the instrument. The Fund treats all of these tax-exempt securities as municipal bonds. Federal tax legislation has limited and may continue to limit the types and volume of bonds the interest on which is excludable from income for federal income tax purposes. Any legislation of this type may affect the availability of municipal bonds for investment by the Fund.

The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years. However, the dollar weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

OTHER MUNICIPAL SECURITIES


The Fund may invest in municipal notes, although it does not currently intend to do so under normal market conditions. These notes, which may be either general obligation or revenue securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year.


Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security at par to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when this lending rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most of these cases, long-term municipal bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. These obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

HEDGING STRATEGIES


The Fund may at times invest in futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors to hedge its portfolio against changes in interest rates and reduce volatility. These instruments are sometimes referred to as derivatives since they are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of these instruments involves additional risks, some of which are discussed below. The successful use of these hedging instruments depends upon the Advisor's ability to forecast price and interest rate movements correctly. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work. Successful implementation of most hedging strategies would generate taxable income. The Fund will take this factor into consideration in determining whether to implement any particular hedging strategy.



OPTIONS. The Fund may write or purchase call options and purchase put options on municipal bonds and on indices of debt securities. It may also sell put or call options it has previously purchased. All call options written by the Fund will be "covered." This means that the Fund will own the security underlying the call or will have an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in the amount of that consideration will have been segregated by the Fund's custodian). For a call option written on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the option. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. There are no other limitations on the Fund's ability to write call options, purchase put and call options or sell previously purchased options.



A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security or index at the exercise price at any time or at a specified time during the option period. A call option written by the Fund exposes the Fund during the term of the option to possible loss of the opportunity to realize appreciation in the market price of the underlying security or index and may require the Fund to hold a security which it might otherwise have sold. The purchase of a call option gives the Fund the right to buy a security or index at a fixed price. Any benefit realized by the Fund upon exercise of the option will be reduced by the premium paid for the call option plus any transaction costs, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.


By purchasing a put option, the Fund obtains the right to sell the underling security or index at a fixed price. If the price of the underlying instrument falls substantially, the Fund will realize a gain. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, or if the option expires unexercised, the Fund will suffer a loss. This loss will be limited to the amount of the premium paid plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may buy and sell futures contracts on municipal securities or U.S. Government securities and contracts based on interest rates or financial indices, including any index of municipal bonds or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased, and futures contracts purchased or sold, by the Fund will be traded on U.S. exchanges and will be used for hedging purposes.

Utilization of futures instruments involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the securities being hedged. If the price of the financial futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities.


The Fund's use of futures and options on futures will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Under these regulations the Fund may enter into futures contracts and options thereon without limit for bona fide hedging purposes (as defined by CFTC regulations). The Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Fund reserves the right to comply with any different standards established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.



INTEREST RATE TRANSACTIONS (SWAPS, CAPS, AND FLOORS). The Fund may enter into interest rate swap, cap, or floor transactions for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest computed based on a contractually-based principal, or notional, amount. For example, the Fund may exchange its right to receive floating rate payments for another party's right to receive fixed rate payments. Interest rate swaps are entered into on a net basis; that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds, in the case of a cap, or falls below, in the case of a floor, a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.



Interest rate transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Therefore, there is no specific limit on the amount of interest rate swap transactions that may be entered into by the Fund. The aggregate purchase price of caps and floors held by the Fund at any particular time may not exceed 5% of the Fund's total assets. The Fund may write caps and floors without limitation, provided that it is required to segregate liquid assets in an amount equal to its obligations under the caps and floors.


OTHER INVESTMENT COMPANIES


The Fund may invest up to 10% of its total assets in common and preferred shares of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or preferred shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market or when the Advisor believes that share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management and other fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. The Advisor will take these expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond instruments. In addition, the securities of other investment companies may be leveraged and subject to the same leverage risks described in this prospectus, thus effectively subjecting common shareholders to increased leverage. As discussed under the section entitled "Risks -- Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor.


REPURCHASE AGREEMENTS


The Fund may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. These agreements permit the Fund to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Fund will require maintenance of collateral in an amount equal to, or in excess of, the sale price. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or dealers in U.S. Government securities.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities sold, and amounts earned under these agreements will not be considered tax-exempt interest.

LENDING OF PORTFOLIO SECURITIES

In order to increase income, the Fund may from time to time lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. In these loan arrangements, the Fund will receive collateral in the form of cash, cash equivalents or liquid securities equal at all times to at least 100% of the current market value of the loaned securities, including interest on the loaned securities. The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Advisor may act as securities lending agent for the Fund and receive separate compensation for these services, subject to compliance with conditions contained in an exemptive order that the Advisor has received from the Securities and Exchange Commission. Amounts earned by the Fund in connection with securities lending will not be considered tax-exempt interest.

VARIABLE AND FLOATING RATE INSTRUMENTS


Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A variable interest rate adjusts at predetermined intervals, such as daily, weekly or monthly intervals, while a floating interest rate adjusts whenever a specified benchmark rate, such as the bank prime lending rate, changes.


The Fund may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date, such as the coupon date or interest payment date, or whose interest rates vary with changes in a designated base rate, such as the prime interest rate. This type of instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks. There is, however, the possibility that because of default or insolvency, the demand feature on variable rate demand notes may not be honored.

The Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a period of time if short-term interest rates rise above a predetermined level or cap. The amount of an additional interest payment of this type typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


The Fund may purchase or sell municipal bonds on a when-issued or delayed delivery basis. When the Fund purchases municipal bonds on this basis, the price for the bonds is fixed on the trade date, but the Fund makes payment for or takes delivery of the bonds at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues to the Fund on the bonds prior to settlement and, because the bonds are subject to market fluctuations, the value of the bonds at delivery may be less than the Fund's purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the Fund's purchase commitment.


FUTURE DEVELOPMENTS


The Fund may, following at least 30 days' written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent these investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. These investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                     PREFERRED SHARES AND RELATED LEVERAGE


Subject to market conditions, within approximately three months after completion of this offering, the Fund intends to offer preferred shares representing, immediately after their issuance, approximately 38% of the Fund's total net assets, including the proceeds from the sale of the preferred shares. Investors who purchase common shares before the issuance of the preferred shares will bear the sales load and the organization and offering costs of the preferred share offering, which will reduce the net asset value of their common shares. Preferred shares would have complete priority over common shares upon distribution of the Fund's assets. The issuance of preferred shares will leverage your investment in common shares. The use of leverage involves special risks. There is no assurance that the Fund will issue preferred shares or that, if issued, the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the preferred shares will be determined by the Fund's Board of Directors, the Fund expects to invest the proceeds of the preferred share offering primarily in long-term municipal bonds. The preferred shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically through an auction or remarketing procedure. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the leverage will cause you to receive a higher current rate of income than if the Fund were not leveraged.


Changes in the value of the Fund's municipal bond portfolio, including municipal bonds bought with the proceeds of the preferred shares offering, will be borne entirely by the common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage will decrease or increase the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the advisory and administration fees paid to the Advisor will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of the preferred shares.

For tax purposes, the Fund will be required, assuming issuance of preferred shares, to allocate net capital gain and other taxable income, if any, between the common shares and preferred shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Fund may have to pay higher total dividends to preferred shareholders or make dividend payments intended to compensate preferred shareholders for the unanticipated characterization of a portion of their dividends as taxable ("Gross-Up Dividends"). This may reduce the advantage of the Fund's leveraged structure to common shareholders.


Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after their issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (plus the aggregate amount, if any, of senior securities of the Fund representing indebtedness). In other words, the liquidation value of the outstanding preferred shares may not exceed 50% of the Fund's total net assets. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of the declaration, the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in these circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. These liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

The issuance of preferred shares may alter the voting power of the common shareholders. If the Fund has preferred shares outstanding, two of the Fund's directors will be elected by preferred shareholders, voting separately as a class. The remaining directors of the Fund will be elected by common shareholders and preferred shareholders voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Board of Directors of the Fund.


The Fund is likely to be subject to various restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.


Although it does not currently intend to do so, the Fund also may add leverage to its portfolio through the use of borrowing and various other investment techniques. The 1940 Act limits the Fund's use of borrowing and investment techniques that constitute senior securities representing indebtedness to one-third of the Fund's total assets. Although the Fund does not intend to borrow money for leverage purposes, the Fund may borrow money, to the extent permitted under the 1940 Act, for the repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.



Assuming that the preferred shares will represent approximately 38% of the Fund's total net assets and pay dividends at an annual average rate of 2.00%, the income generated by the Fund's portfolio, net of estimated expenses, would have to exceed 0.76% in order to cover the dividend payments and other expenses specifically related to the preferred shares. Of course, these numbers are merely estimates used for illustration. Actual preferred share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.



The following table is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio returns, consisting of income and changes in the value of the securities held in the Fund's portfolio, of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of preferred shares representing 38% of the Fund's total net assets and the Fund's currently projected annual preferred share dividend rate of 2.00%.



Assumed return on portfolio (net of
  expenses)..............................  (10.00)%    (5.00)%     0.00%     5.00%     10.00%
Corresponding return to common
  shareholder............................  (17.36)%    (9.29)%    (1.23)%    6.84%     14.90%



Common share total return is composed of two elements--common share dividends paid by the Fund, the amount of which is largely determined by the net investment income of the Fund after paying dividends on preferred shares, and gains or losses on the value of the securities the Fund owns. The table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.


Unless and until the preferred shares are issued, the common shares will not be leveraged and this section will not apply.

                                     RISKS

You should carefully consider the following risk factors before you decide to buy the Fund's common shares. You should also consider the other information in this prospectus as well as the Statement of Additional Information incorporated by reference into this prospectus.

NO OPERATING HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

MARKET DISCOUNT RISK


As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and by the organization and offering costs paid by the Fund. Common shares are designed for long-term investors and should not be treated as trading instruments. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.


INTEREST RATE RISK

Interest rate risk is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in municipal bonds. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of long-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the net asset value of the Fund's common shares and the market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund's use of leverage, as described above under "Preferred Shares and Related Leverage Risk," will tend to increase common share interest rate risk. The Fund may utilize various strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that these strategies will be successful.

CREDIT RISK


Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price or that the issuer will fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. All of the Fund's municipal bond investments will be investment grade quality at the time of purchase. However, municipal bonds in the lowest investment grade category may be considered to possess some speculative characteristics. These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Advisor subsequently downgrades its assessment of the credit characteristics of a particular issuer.


CONCENTRATION RISK

Because the Fund invests primarily in a portfolio of Minnesota municipal bonds, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Minnesota municipal bonds than a fund which does not limit its investments to these issuers. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. Since 1996, Minnesota and U.S. employment have expanded at approximately the same rate.

The State's unemployment rate continues to be substantially less than the national unemployment rate, but there are some preliminary indications that the recession which began in March 2001 has been slightly more severe in Minnesota than in the national economy. Although the economic outlook appears to be improving, State revenue growth typically lags the resumption of growth in the economy.


The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The Economic Forecast released by the Minnesota Department of Finance on February 25, 2002 projected, under then current laws, a general fund deficit of $2.289 billion for the current biennium ending June 30, 2003. The deficit was attributable primarily to projected revenue shortfalls, but spending increases also were projected. Total General Fund expenditures and transfers for the biennium were projected to be $27.842 billion. The projected deficit did not take into account the State's $350 million cash flow account, $653 million budget reserve or $158 million tax relief account. Use of the budget reserve is not triggered automatically when a deficit is forecast. The Department's planning estimates for the biennium ending June 30, 2005, which previously projected a surplus, showed projected spending exceeding projected revenues by $3.214 billion, under then current laws.



The State subsequently enacted legislation that eliminated the projected deficit for the current biennium ending June 30, 2003, primarily by reducing the budget reserve, eliminating the cash flow and tax relief accounts, transferring funds from other restricted accounts and deferring some education aid payments until the next biennium, but the legislation also made some permanent and one-time spending reductions, including reductions in appropriations to State departments and agencies, the University of Minnesota, Minnesota State Colleges and Universities and local school districts.


At the end of the 2002 legislative session in May, the State's projected general fund balance at the end of the current biennium, June 30, 2003, was projected to be zero, and the budget reserve account was projected to be only $319 million, compared to projected expenditures for the biennium of $26.9 billion. Since then the Minnesota Department of Finance has reduced its estimate of fiscal year 2002 general fund receipts by another $212 million, indicating a need for the State to further reduce the budget reserve or spending or to increase revenues. Department of Finance forecasts have cautioned that the "budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending." Planning estimates for the biennium ending June 30, 2005 still indicate that projected spending substantially exceeds projected revenues for that biennium, under current law. Although the three major credit rating agencies recently have given the State's general obligation bonds their highest ratings, Moody's also changed its outlook for the State from stable to negative.

The foregoing information constitutes only a brief summary of some of the general factors which may impact some issuers of Minnesota municipal bonds and does not purport to be complete or exhaustive description of all adverse conditions to which the issuers of Minnesota municipal bonds held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent these factors or other factors may affect the issuers of Minnesota municipal bonds, the market value or marketability of Minnesota municipal bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of these bonds. The Fund has not independently verified this information.


For a more detailed description of these and other risks affecting investment in Minnesota municipal bonds, see "Investment Policies and Techniques--Factors Pertaining to Minnesota" in the Statement of Additional Information.


LEVERAGE RISK

The use of leverage through the issuance of preferred shares creates an opportunity for increased common share net income, but also involves greater risks for common shareholders. There is no assurance that the

Fund's leveraging strategy involving preferred shares will be successful. If preferred shares are issued, the net asset value and market value of common shares will be more volatile, and the yield to common shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Fund anticipates that the preferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. See "Description of Shares--Preferred Shares." Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the preferred shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to common shareholders would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to common shareholders than if the Fund were not leveraged. Because the long-term municipal bonds in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the preferred shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay, and common shareholders will bear, any costs and expenses relating to the issuance and ongoing maintenance of the preferred shares. Furthermore, if the Fund has net capital gains or other taxable income that is allocated to preferred shares, instead of solely tax-exempt income, the Fund may have to pay higher total dividends or Gross-Up Dividends to preferred shareholders, which may reduce the advantage of the Fund's leveraged structure to common shareholders without reducing the associated risk. See "Preferred Shares and Related Leverage." Accordingly, the Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to common shareholders.


Similarly, any decline in the value of the Fund's investments will be borne entirely by common shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the preferred shares, or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract this type of event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to common shareholders.


While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to be correct, and determine not to reduce leverage as described above.


The Fund may invest in the securities of other investment companies. These securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in some market conditions serve to reduce the net asset value of the Fund's common shares and the returns to common shareholders.

MUNICIPAL BOND MARKET RISK

The Fund is subject to the risk that special factors, including legislative changes and local and business developments, may adversely affect the yield or value of its investments in municipal bonds. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Advisor than would be the case for a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of these obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of a municipal bond issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage any assets securing the issuer's obligations on these securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of these assets may not be tax-exempt.

HEDGING RISK

The Fund may at times use various investment strategies designed to hedge its portfolio against changes in interest rates and reduce volatility. These hedging strategies include investing in instruments such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors. The successful use of these hedging instruments depends upon the Advisor's ability to forecast price and interest rate movements correctly. If the Advisor is incorrect in its forecast, the Fund might be in a worse position than if it had not entered into the hedging transaction at all. Hedging transactions involve other risks, including the risk that changes in the value of a hedging instrument may not correlate perfectly with relevant underlying assets, rates or indexes. Successful implementation of most hedging strategies would generate taxable income.


LIQUIDITY RISK



The Fund may invest in securities which are illiquid at the time of investment. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In addition, the Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Advisor deems it desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.


MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

NON-DIVERSIFICATION RISK

Because the Fund is classified as non-diversified under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. In addition, the Fund must satisfy specified asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or the Fund's overall returns.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, preferred share dividend rates would likely increase, which would tend to further reduce returns to common shareholders.

TRADING RESTRICTIONS RISK


The Advisor and U.S. Bancorp Piper Jaffray are owned and controlled by U.S. Bancorp. Because of the affiliation of U.S. Bancorp Piper Jaffray with the Advisor, the Fund is prohibited from engaging in principal transactions involving U.S. Bancorp Piper Jaffray except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. For instance, the Fund generally will not be able to make purchases from or sales to U.S. Bancorp Piper Jaffray of securities in transactions in which U.S. Bancorp Piper Jaffray acts as principal. The Fund will invest in securities traded in the over-the-counter markets, which usually involve transactions with dealers acting as principals for their own accounts. The fact that the Fund may not deal with U.S. Bancorp Piper Jaffray in connection with these principal transactions could adversely affect the ability of the Fund to acquire municipal bonds in desired quantities at the most favorable prices since U.S. Bancorp Piper Jaffray is a significant dealer in the types of municipal bonds in which the Fund will invest. However, U.S. Bancorp Piper Jaffray may serve as the Fund's broker in certain types of over-the-counter transactions conducted on an agency basis. U.S. Bancorp Piper Jaffray and the Advisor have received an exemptive order that will allow the Fund, subject to various restrictions, to purchase Minnesota municipal bonds directly from U.S. Bancorp Piper Jaffray when it acts as sole underwriter or a syndicate member in the underwriting of these securities. The order does not apply, however, to secondary market purchases and sales of municipal bonds.


ANTI-TAKEOVER PROVISIONS


Some provisions in the Fund's Articles of Incorporation and Bylaws and in the Minnesota Business Corporation Act could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive common shareholders of opportunities to sell their common shares at a premium over the shares' then-current market price. See "Description of Shares--Anti-Takeover Effect of Some Provisions of Minnesota Law and the Fund's Articles of Incorporation and Bylaws."


                           HOW THE FUND MANAGES RISK

INVESTMENT RESTRICTIONS


The Fund has adopted various investment restrictions designed to limit investment risk which are set forth under "Investment Limitations--Fundamental Investment Restrictions" in the Statement of Additional Information. These restrictions are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, if issued, voting together as a single class, and the approval of the holders of a majority of the preferred shares voting as a separate class. Among other restrictions, the Fund may not invest 25% or more of total Fund assets in securities of issuers in any one industry. This limitation does not apply to municipal bonds issued by governments or political subdivisions of governments, since these issuers are not members of any industry. The limitation does apply, however, to municipal bonds backed only by the assets and revenues of non-governmental issuers. The Fund's industry concentration policy does not preclude it from focusing on investments in issuers grouped in related industries, such as revenue obligations of hospitals and other health care facilities. The Fund may invest 25% or more of its total assets in a particular type of municipal bonds, such as industrial development bonds or private activity securities.


The Fund may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from one or more nationally recognized statistical ratings organizations on the preferred shares that it intends to issue. The Fund does not anticipate that these guidelines would have a material adverse effect on the Fund's common shareholders or the Fund's ability to achieve its investment objective.

QUALITY INVESTMENTS


All of the Fund's municipal bond investments will be investment grade quality at the time of purchase. Investment grade quality means that these bonds are rated within the four highest grades by one or more nationally recognized statistical rating organizations or are unrated but determined to be of comparable quality by the Advisor.


LIMITED ISSUANCE OF PREFERRED SHARES


Under the 1940 Act, the Fund could issue preferred shares having a total liquidation value of up to one-half of the value of the total net assets of the Fund. The liquidation value of the preferred shares is expected to equal the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. If the total liquidation value of the preferred shares were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the common shares until the liquidation value, as a percentage of the Fund's assets, were reduced. Within approximately three months after completion of the offering of the common shares, the Fund intends to issue preferred shares representing approximately 38% of the Fund's total net assets immediately after the time of issuance of the preferred shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject common shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem preferred shares, if necessary, to keep the liquidation value of the preferred shares below one-half of the value of the Fund's total net assets.


MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK


The Fund may take various actions if short-term interest rates increase or market conditions otherwise change, or the Fund anticipates such an increase or change, and the Fund's leverage begins, or is expected, to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio by investing in short-term, high quality securities or may extend the maturity of outstanding preferred shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing preferred shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on the Advisor's ability to accurately predict interest rates or other market changes. Because of the difficulty of making these predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.


If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued preferred shares or preferred shares that the Fund previously issued but later repurchased.

HEDGING STRATEGIES


The Fund may use various investment strategies designed to hedge its portfolio against changes in interest rates and reduce volatility. These hedging strategies include the use of instruments such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors. See "The Fund's Investments--Hedging Strategies." While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the common shares, the net asset value of the common shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. In addition, because of the anticipated leveraged nature of the common shares, hedging transactions will result in a larger impact on the net asset value of the common shares than would be the case if the common shares were not leveraged. Furthermore, the Fund expects to engage in hedging activities only from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may determine not to do so. In addition, in order to obtain ratings of the preferred shares from one or more nationally recognized statistical rating organizations, the Fund may be required to limit its use of hedging techniques in accordance with specified guidelines of these organizations. Successful implementation of most hedging strategies would generate taxable income.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


The Fund's business and affairs are managed under the direction of the Fund's Board of Directors. There are currently eight directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and seven of whom are not "interested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.


INVESTMENT ADVISOR


The Fund has entered into an investment advisory and management agreement with U.S. Bancorp Asset Management under which U.S. Bancorp Asset Management will act as the Fund's investment advisor. U.S. Bancorp Asset Management is a wholly owned subsidiary of U.S. Bank, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds and others for more than 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, a multi-state financial services holding company engaged through its subsidiaries in the general banking business, principally in domestic markets. U.S. Bancorp Asset Management, U.S. Bank and U.S. Bancorp are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.


U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of June 30, 2002, U.S. Bancorp Asset Management and its affiliates had more than $116 billion in assets under management, including investment company assets of more than $52 billion. U.S. Bancorp Asset Management currently manages 58 open-end funds, including 13 municipal bond funds, and nine closed-end funds, including four municipal bond funds.

U.S. Bancorp Asset Management furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. U.S. Bancorp Asset Management furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund, and executive and supervisory personnel for managing the investments and effecting the Fund's portfolio transactions. U.S. Bancorp Asset Management also pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of U.S. Bancorp Asset Management.


Under the investment advisory and management agreement, the Fund is required to pay U.S. Bancorp Asset Management an advisory fee at an annualized rate of 0.40% of the Fund's average weekly net assets. The Advisor has contractually agreed to limit its fee to an annualized rate of 0.35% of average weekly net assets through October 31, 2007 (roughly the first five years of operations). The Advisor may continue to limit its fee after that time, but is not contractually obligated to do so. The advisory fee will be based on the Fund's net assets attributable to both the common shares and the preferred shares. This means that during periods in which the Fund is using leverage, the fee paid to U.S. Bancorp Asset Management will be higher than if the Fund did not use leverage.

When entering into portfolio transactions on behalf of the Fund, U.S. Bancorp Asset Management may place transactions conducted on an agency basis through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray, which will earn commissions on the transactions. In effecting portfolio transactions through these affiliates, the Fund intends to comply with Section 17(e)(1) of the 1940 Act.

The employees of U.S. Bancorp Asset Management who will be principally responsible for the Fund's investment program will be Douglas J. White and Catherine Stienstra. Mr. White is a Managing Director of the Advisor and head of the Advisor's tax-exempt fixed income group. He has been with the Advisor or a predecessor firm acquired by the Advisor since 1987. Mr. White has 19 years of investment experience and is a chartered financial analyst. Ms. Stienstra is a Director of the Advisor and a senior portfolio manager. She has been with the Advisor or a predecessor firm acquired by the Advisor since 1990. Ms. Stienstra has 14 years of financial industry experience, including nine years as head municipal bond trader and eight years in portfolio management.

FUND ADMINISTRATION


The Fund has entered into an administration agreement with U.S. Bancorp Asset Management under which U.S. Bancorp Asset Management provides, or compensates others to provide, various oversight and legal services, accounting services and shareholder services to the Fund. For these services, the Fund will pay U.S. Bancorp Asset Management an administration fee at an annualized rate of 0.20% of the Fund's average weekly net assets. As with the advisory fee, the administration fee will be based on the Fund's net assets attributable to both the common shares and the preferred shares, and will therefore be higher during periods in which the Fund is using leverage.



In addition to the advisory and administration fees paid to U.S. Bancorp Asset Management, the Fund pays all other costs and expenses of it operations, including compensation of its directors other than those affiliated with U.S. Bancorp Asset Management, custodian, transfer agent and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.


                                NET ASSET VALUE

The Fund intends to calculate at least weekly and make available for weekly publication the net asset value of its common shares. The net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange. To calculate net asset value, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding preferred shares, if any, are subtracted, and the balance, called net assets attributable to common shares, is divided by the total number of the Fund's common shares then outstanding.

For purposes of this computation, portfolio securities are valued at their current market value determined on the basis of market quotations, or, if these quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when these prices are believed by the Fund to reflect the fair market value of these securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments having a maturity of 60 days or less will be generally valued at amortized cost.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute to holders of its common shares monthly dividends of all or a substantial portion of its tax-exempt interest income after payment of dividends on any preferred shares of the Fund which may be outstanding. It is expected that the initial monthly dividend on the Fund's common shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Fund expects that all or a portion of any capital gain or other taxable income will be distributed at least annually.


While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares unless, at the time of the declaration, (1) all accumulated dividends on preferred shares, including any Gross-Up Dividends, have been paid, and (2) the net asset value of the Fund's portfolio, determined after deducting the amount of the dividend or other distribution, is at least 200% of the liquidation value of the outstanding preferred shares. The liquidation value of the preferred shares is expected to equal the original purchase price of the outstanding preferred shares plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Gross-Up Dividends. If the Fund's ability to make distributions on its common shares is limited, this limitation could under some circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Tax Matters."



See "Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common shares may be automatically reinvested in common shares of the Fund. Distributions of ordinary income and capital gains will be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. See "Tax Matters."



Various factors will affect the level of the Fund's income, including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the asset mix, the average maturity of the Fund's portfolio, changes in tax-exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short-term rates and long-term rates, the amount and timing of the issuance of the Fund's preferred shares, the effects of preferred share leverage on the common shares as discussed under "Preferred Shares and Related Leverage," the timing of the investment of preferred share offering proceeds in portfolio securities, the Fund's net assets and operating expenses and the Fund's use of hedging. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.


                           DIVIDEND REINVESTMENT PLAN


Unless you elect to receive cash by contacting the Plan Agent, all distributions on your common shares will be automatically reinvested in additional common shares of the Fund by EquiServe Trust Company, N.A. (the "Plan Agent"), agent for the shareholders in administering the Fund's Dividend Reinvestment Plan (the "Plan"). All distributions to common shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent, as the dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions to the Plan Agent at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise, the termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.


The Plan Agent will open an account for each common shareholder under the Plan in the same name in which that shareholder's common shares are registered. Whenever the Fund declares a dividend or other capital gain distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, by purchase of outstanding common shares on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will run only from the payment date of each dividend through the date before the next ex-dividend date, which typically will be approximately ten days.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder to be in its name and held for the account of beneficial owners who participate in the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on those dividends. See "Tax Matters."


The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Fund will give you at least 30 days' advance written notice if it makes a material amendment to or terminates the Plan.


All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, RI, 02940-3011, or you can call the Plan Agent at 1-800-543-1627.

                             DESCRIPTION OF SHARES

COMMON SHARES


The Fund was incorporated in Minnesota on August 26, 2002 and is authorized to issue up to ten million common shares, $.01 par value per share. All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Common shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund's stock, including those of the Fund's preferred shares at any time when preferred shares are outstanding. At any time when the Fund's preferred shares are outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to preferred shares would be at least 200% after giving effect to these distributions. See "-- Preferred Shares" below. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. Financial statements included in the Fund's annual reports will be audited.


Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. There is no cumulative voting in the election of directors, which means that, subject to the rights of preferred shareholders to separately elect directors, the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Common shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All common shares will have equal dividend, liquidation and other rights.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of common shares may be influenced by factors such as dividend levels (which are in turn affected by expenses), the extent of call protection on the Fund's investments, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of these shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in common shares should not view the Fund as a vehicle for trading purposes.


As of the date of this prospectus, the Advisor owned of record and beneficially 100% of the outstanding common shares of the Fund. As a result, the Advisor will control the Fund until the public offering of the Fund's common shares is completed.

PREFERRED SHARES

The Funds's Articles of Incorporation authorize the issuance of up to one million preferred shares, $.01 par value per share. These shares may be issued in one or more classes or series, with rights as determined by the Board of Directors, and they may be issued without the approval of the common shareholders. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Common shareholders have no pre-emptive right to purchase any preferred shares that might be issued.


The Fund's Board of Directors has indicated its intention to authorize an offering of preferred shares, representing approximately 38% of the Fund's total net assets immediately after the preferred shares are issued, within approximately three months after completion of this offering of common shares, subject to market conditions and to the Board of Directors' continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the potential benefits to the holders of common shares described in this prospectus. The Fund may conduct other offerings of preferred shares in the future subject to the same percentage restriction, after giving effect to previously issued preferred shares. The Board of Directors also reserves the right to change the foregoing percentage limitation and may issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to half of the value of the Fund's total net assets. The Fund cannot assure you, however, that any preferred shares will be issued. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law and the Fund's Articles of Incorporation, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax-exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.


LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the preferred shareholders will be entitled to receive, before any distribution of assets is made to common shareholders, a preferential liquidating distribution expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, preferred shareholders will have equal voting rights with common shareholders (one vote per share, unless otherwise required by the 1940 Act), and will vote together with common shareholders as a single class.

In connection with the election of the Fund's directors, preferred shareholders, voting as a separate class, will be entitled to elect two of the Fund's directors, and the remaining directors will be elected by common shareholders and preferred shareholders, voting together as a single class. In the unlikely event that two full years of accrued dividends are not paid on the preferred shares, the preferred shareholders, voting as a separate class, will be entitled to elect a majority of the Board of Directors of the Fund until all dividends in default have been paid or declared and set apart for payment.


The 1940 Act requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, a change in the Fund's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any of these actions may be impeded to the extent that there are any preferred shares outstanding.


Under Minnesota law, the affirmative vote of the holders of two-thirds of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely these preferences, rights or powers, or to increase or decrease the authorized number of preferred shares.

The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the preferred shares are expected to provide that they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to common shares, while any resale of shares by the Fund will increase this leverage. See "Preferred Shares and Related Leverage."

The discussion above describes the Board of Directors' present intention with respect to an offering of preferred shares. If the Board of Directors determines to proceed with the preferred share offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation. The Board of Directors, without the approval of the common shareholders, may authorize an offering of preferred shares or may determine not to authorize a preferred share offering, and may fix the terms of the preferred shares to be offered within the limits described above.

ANTI-TAKEOVER EFFECT OF SOME PROVISIONS OF MINNESOTA LAW AND THE FUND'S ARTICLES OF INCORPORATION AND BYLAWS

Section 302A.673 of the Minnesota Business Corporation Act restricts certain transactions between the Fund and a shareholder (an "interested shareholder") who becomes the beneficial holder of 10% or more of the Fund's outstanding voting stock unless a majority of the disinterested directors of the Fund have approved, prior to the date on which the shareholder acquired a 10% interest, either the business combination transaction suggested by that shareholder or the acquisition of shares that made the shareholder an interested shareholder. If the required prior approval is not obtained, the statute imposes a four-year prohibition from the interested shareholder's share acquisition date on mergers, sales of substantial assets, loans, substantial issuances of stock and various other transactions involving the Fund and the interested shareholder or its affiliates. This provision may prevent persons who have not obtained the approval of the Fund's disinterested directors from attempting to gain control of the Fund since those persons would be prohibited from using the assets of the Fund to repay debt incurred to finance a takeover.


Section 302A.671 of the Minnesota Business Corporation Act provides that unless the acquisition of specified new percentages of voting control of the Fund (in excess of 20%, 33 1/3% or 50%) by an existing shareholder or other person is approved by a majority of the shares entitled to vote, excluding all interested shares, the shares acquired above this new percentage level of voting control will not be entitled to voting rights. The Fund is required to hold a special shareholders' meeting to vote on any such acquisition within 55 days after the delivery to the Fund by the acquirer of an information statement describing, among other things, the acquirer and any plans of the acquirer to liquidate or dissolve the Fund or to engage in other specified transactions and copies of definitive financing agreements for any financing of the acquisition not to be provided by funds of the acquirer. If an acquirer does not submit an information statement to the Fund within 10 days after acquiring shares representing a new percentage of voting control of the Fund or if the disinterested shareholders vote not to approve such an acquisition after it has already been made, the Fund may redeem the shares so acquired by the acquirer at their market value. Section 302A.671 generally does not apply to a cash offer to purchase all shares of voting stock of the issuing corporation if the offer has been approved by a majority of the disinterested board members of the issuing corporation.


The Fund's Articles of Incorporation provide that the affirmative vote of 75% of the outstanding common shares and preferred shares, if any, voting together as a class, is required to convert the Fund from a closed-end to an open-end management investment company.

The Fund's Bylaws generally require advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business, directed to the Secretary of the Fund, must be delivered to or received at the principal executive offices of the Fund at least 120 days before the date that is one year after the date of the Fund's proxy statement for the prior year's annual meeting. In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the Bylaws of the date of the meeting. Any notice by a shareholder must be accompanied by the information specified in the Bylaws.

The foregoing provisions of the Fund's Articles of Incorporation and Bylaws and of the Minnesota Business Corporation Act could have the effect of depriving the common shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND


The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, the extent of call protection on the Fund's investments, dividend stability, portfolio credit quality, relative demand for and supply of these shares in the market, general market and economic conditions and other factors beyond the control of the Fund. Shares of closed-end investment companies frequently trade at a discount from net asset value. In an attempt to reduce or eliminate significant market discounts from net asset value, the Fund may, from time to time, repurchase or make a tender offer for its common shares, or it may, subject to shareholder approval, convert to an open-end investment company.

The Fund may incur debt to finance repurchases and tenders, and in doing so will comply with the 1940 Act asset coverage requirements. Interest on any borrowings will reduce the Fund's net income.


The Fund anticipates that the market price of its common shares will generally vary from net asset value. Nevertheless, the fact that the Fund's common shares may be the subject of repurchases or tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. There can be no assurance that share repurchases, tender offers or conversion to an open-end investment company will take place or that, if they occur, they will result in the Fund's common shares trading at a price that is equal to their net asset value or reduce or eliminate any market value discount.


It should be recognized that any acquisition of common shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding preferred shares in order to maintain coverage ratios. Because of the nature of the Fund's investment objective, policies and portfolio, the Fund does not anticipate that any repurchases or tenders the Fund may effect should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate common share repurchases or tenders.

Common shares that have been purchased by the Fund will be returned to the status of authorized but unissued common shares. The purchase of common shares by the Fund will reduce the Fund's net asset value.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding, requiring that it liquidate a portion of its investment portfolio, and the common shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of the redemption. The Fund's Articles of Incorporation provide that the affirmative vote of 75% of the outstanding common shares and preferred shares, if any, voting together as a class, is required to convert the Fund from a closed-end to an open-end management investment company.


Before deciding whether to take any action if the common shares trade significantly below net asset value, the Board of Directors would consider all factors that they deemed relevant. Factors that the Board may consider include the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's common shares should trade at a significant discount for a significant period of time, the Board of Directors may determine that no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares" for a further discussion of possible action to reduce or eliminate a discount to net asset value.


                                  TAX MATTERS

The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the common shares. The discussion reflects applicable tax laws of the United States and of Minnesota as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

FEDERAL TAX MATTERS

The Fund primarily invests in municipal bonds the income on which is exempt from regular federal income tax. Consequently, the regular monthly dividends you receive will generally be exempt from regular federal income tax. A portion of these dividends, however, may be subject to the federal alternative minimum tax.

Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your common shares. Dividends will generally not qualify for the dividends received deduction generally available to corporate shareholders.

Each year, you will receive a year-end statement designating the amounts of tax-exempt dividends, capital gains dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name. The Fund will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

In order to avoid corporate taxation of its taxable income and to be permitted to pay tax-exempt dividends, the Fund must meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Furthermore, in order for the Fund to pay tax-exempt dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations on a quarterly basis. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary dividend income to the extent of the Fund's earnings and profits.

In order to be taxed as a regulated investment company the Fund, among other requirements, must distribute annually at least 90% of its tax-exempt income. For this purpose, the Fund's tax-exempt income includes the amount of original issue discount that it must accrue with respect to zero-coupon municipal bonds that it holds, even though it receives no current payments of interest with respect to these bonds. Therefore, the Fund may be required to distribute other income, or to liquidate other investments or otherwise distribute capital in order to meet this 90% distribution requirement.


The Fund may be required to withhold amounts on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number) or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not be permitted to deduct the interest on that loan. Under federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holder.


If you are subject to the federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

MINNESOTA TAX MATTERS

Your Minnesota taxable net income is based generally on your federal taxable income. The portion of any tax-exempt dividends paid by the Fund that is derived from interest on Minnesota municipal bonds will be excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions.

Dividends that qualify as capital gain dividends for federal income tax purposes are taxed as long-term capital gains under Minnesota law. However, Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses.

Interest payable on bonds subject to the federal alternative minimum tax also will be included in the Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax.

Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. The suitability of an investment in the Fund's common shares for these investors will depend upon a comparison of the yield likely to be provided from the Fund with the yield from comparable investments that are fully taxable or that are exempt from regular federal income tax, in light of each such investor's tax position.

The Fund generally will be subject to Minnesota corporate franchise tax on income it retains, including interest income it retains that is tax-exempt under federal law.

Please refer to "Tax Matters" in the Statement of Additional Information for more detailed information.

                                  UNDERWRITING

The underwriters named below have agreed to buy, subject to the terms of the purchase agreement, the number of shares listed opposite their names below. The underwriters are committed to purchase and pay for all of the shares if any are purchased.


                                                              NUMBER
                      UNDERWRITERS                           OF SHARES
                      ------------                           ---------
U.S. Bancorp Piper Jaffray Inc. .........................
RBC Dain Rauscher Inc. ..................................

                                                             ---------
     Total...............................................    4,000,000



The underwriters have advised the Fund that they propose to offer the shares to the public at $15.00 per share. The underwriters propose to offer the shares to
certain dealers at the same price less a concession of not more than $     per
share. The underwriters may allow and the dealers may reallow a concession of
not more than $     per share on sales to certain other brokers and dealers.
After the offering, these figures may be changed by the underwriters.


The underwriters expect to deliver the common shares to purchasers on or about
          , 2002.


The Fund has granted to the underwriters an option to purchase up to an additional 600,000 common shares at the same price to the public, and with the same underwriting discount, as set forth above. The underwriters may exercise this option any time during the 30-day period after the date of this prospectus, but only to cover over-allotments, if any. To the extent the underwriters exercise the option, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of the additional shares as it was obligated to purchase under the purchase agreement.


The following table shows the underwriting fees to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the over-allotment option.

                                                 NO EXERCISE    FULL EXERCISE
                                                 -----------    -------------
Per share....................................      $               $
Total........................................      $               $

The Fund has agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act and the 1940 Act, or to contribute to payments that the underwriters may be required to make in respect of those liabilities.


The Fund has agreed to certain restrictions on its ability to sell additional common shares after the completion of this offering for a period of 180 days after the date of this prospectus. During this period, the Fund has agreed not to directly or indirectly offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of, any of its common shares, options or warrants to acquire its common shares, or any related security or instrument, without the prior written consent of U.S. Bancorp Piper Jaffray.


Prior to the offering, there has been no trading market for the Fund's common shares. The initial public offering price for the common shares was agreed upon by the Fund and the underwriters. There can be no assurance that the initial public offering price of the common shares will correspond to the price at which the common shares will trade in the public market subsequent to this offering or that an active public market for the common shares will develop and continue after the offering. As noted above, shares of closed-end funds such as the Fund frequently trade at a discount to net asset value.

To facilitate the offering, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares during and after the offering. Specifically, the underwriters may over-allot or otherwise create a short position in the common shares for their own account by selling more common shares than have been sold to them by us. The underwriters may elect to cover any such short position by purchasing common shares in the open market or by exercising the over-allotment option granted to the underwriters. In addition, the underwriters may stabilize or maintain the price of the common shares by bidding for or purchasing common shares in the open market and may impose penalty bids. If penalty bids are imposed, selling concessions allowed to syndicate members or other broker-dealers participating in the offering are reclaimed if common shares previously distributed in the offering are repurchased, whether in connection with stabilization transactions or otherwise. The effect of these transactions may be to stabilize or maintain the market price of the common shares at a level above that which might otherwise prevail in the open market. The imposition of a penalty bid may also affect the price of the common shares to the extent that it discourages resales of the common shares. The magnitude or effect of any stabilization or other transactions is uncertain. These transactions may be effected on the American Stock Exchange or otherwise and, if commenced, may be discontinued at any time.


The Fund anticipates that from time to time the representatives of the underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The Fund will comply with Section 17(e)(1) of the 1940 Act in connection with any portfolio transactions effected through its affiliate U.S. Bancorp Piper Jaffray.

Prior to the public offering of common shares, the Advisor will purchase common shares from the Fund in an amount satisfying the net worth requirements of
Section 14(a) of the 1940 Act.


The principal business address of U.S. Bancorp Piper Jaffray is 800 Nicollet Mall, Minneapolis, Minnesota 55402.


                          CUSTODIAN AND TRANSFER AGENT


The Fund's securities and cash will be held under a Custodian Agreement by U.S. Bank, 336 North Robert Street, St. Paul, Minnesota 55101. U.S. Bank is the parent company of the Advisor. The Fund's assets will be held under bank custodianship in compliance with the 1940 Act. Equiserve Trust Company, N.A, 150 Royall Street, Canton, Massachusetts 02021, will act as the Fund's transfer agent, dividend-paying agent and registrar.


                                 LEGAL MATTERS


Certain legal matters in connection with the common shares will be passed upon for the Fund by Dorsey & Whitney LLP and for the underwriters by Sidley Austin Brown & Wood.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Investment Objective and Policies...........................    3
Investment Limitations......................................   17
Management of the Fund......................................   19
Portfolio Transactions and Brokerage........................   29
Distributions...............................................   30
Descriptions of Shares......................................   30
Repurchase of Common Shares.................................   31
Tax Matters.................................................   33
Taxable Equivalent Yields...................................   37
Custodian, Transfer Agent and Dividend Paying Agent.........   37
Independent Auditors........................................   38
Counsel.....................................................   38
Additional Information......................................   38
Appendix A -- Ratings.......................................  A-1
Appendix B -- Futures Contracts and Related Options.........  B-1

                                4,000,000 SHARES


                                 FIRST AMERICAN

                    MINNESOTA MUNICIPAL INCOME FUND II, INC.


                                  COMMON STOCK

                               [FIRST AMER LOGO]

                          ---------------------------
                                   PROSPECTUS
                          ---------------------------


Until        , 2002, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                           U.S. BANCORP PIPER JAFFRAY
                              RBC CAPITAL MARKETS


                                               , 2002

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED OCTOBER 3, 2002


             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


First American Minnesota Municipal Income Fund II, Inc., a Minnesota corporation (the "Fund"), is a newly organized, non-diversified, closed-end management investment company.


This Statement of Additional Information ("SAI") relating to the Fund's common shares, $0.01 par value, is not a prospectus, but should be read in conjunction with the Fund's prospectus dated _____________, 2002. This SAI does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-677-3863. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms which are used in this SAI and are not defined herein have the meanings assigned to them in the prospectus.

                                TABLE OF CONTENTS



Investment Objective and Policies.................................................................................3

Investment Limitations...........................................................................................17

Management of the Fund...........................................................................................19

Portfolio Transactions and Brokerage.............................................................................29

Distributions....................................................................................................30

Descriptions of Shares...........................................................................................30

Repurchase of Common Shares......................................................................................31

Tax Matters......................................................................................................33

Taxable Equivalent Yields........................................................................................37

Custodian, Transfer Agent and Dividend Paying Agent..............................................................37

Independent Auditors.............................................................................................38

Counsel..........................................................................................................38

Additional Information...........................................................................................38

Appendix A  Ratings.............................................................................................A-1

Appendix B  General Characteristics and Risks of Hedging Techniques.............................................B-1

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.


Municipal Bonds. The municipal bonds in which the Fund will invest are generally issued by the State of Minnesota, a city in Minnesota, or a political subdivision, agency, authority or instrumentality of such state or city.


Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are supported by an issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are payable from such issuer's general revenues and not from any particular source. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).


All of the Fund's municipal bond investments will be of investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or higher) by Moody's, S&P or Fitch, equivalently rated by another nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Advisor. Modifiers such as "+" and "-", or numerical modifiers such as 1, 2 and 3 may be applied to a rating to denote an obligation's relative status within a major rating category. For purposes of the Fund's policy of investing in municipal bonds that are of investment grade quality, the Fund will look only at the major rating category. For example, an obligation rated BBB- will be considered investment grade. Although municipal bonds rated Baa or BBB are considered investment grade securities, these bonds may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to affect the issuer's ability to make principal and interest payments than would be the case with higher grade bonds. Municipal bonds rated investment grade in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.


A general description of Moody's , S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while bonds with the same maturity and coupon but different ratings may have the same yield.


The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years, but the dollar weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in the Advisor's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its assets in short-term investments, including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by at least one nationally recognized statistical rating organization, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments in which the Fund may invest are set forth below under "--Short-Term Taxable Fixed-Income Securities." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective.

The foregoing policies as to ratings of municipal bonds and taxable temporary investments will apply only at the time of the purchase of a security and the Fund will not be required to dispose of securities in the event a rating agency downgrades its assessment of the credit characteristics of a particular issuer.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

In addition to the types of municipal bonds described in the prospectus, the Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all such tax-exempt securities as municipal bonds.

Municipal Lease Obligations. Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where the Advisor believes the issuer has a strong incentive to continue making appropriations until maturity. These securities may be less readily marketable than other municipal bonds. The Fund may also purchase unrated lease obligations if determined by the Advisor to be of comparable quality to rated securities in which the Fund is permitted to invest.

Zero Coupon Municipal Bonds. The Fund may invest in zero coupon municipal bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


Municipal Warrants. The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may have no value at the time of their expiration and they may have reduced liquidity. See "--Hedging Techniques."



Factors Pertaining to Minnesota. Because the Fund invests primarily in a portfolio of Minnesota municipal bonds, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Minnesota municipal bonds than a fund which does not so limit its investments. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. The information is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State. The Fund has not independently verified the information. It should be noted that the creditworthiness of obligations issued by local Minnesota governmental issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State of Minnesota to make payment on such local obligations in the event of default.



Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.


Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. Since 1996, Minnesota and U.S. employment have expanded at approximately the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but there are some preliminary indications that the recession which began in March 2001 has been slightly more severe in Minnesota than in the national economy. Although the economic outlook appears to be improving, State revenue growth typically lags the resumption of growth in the economy. Since 1980, Minnesota per capita income generally has remained above the national average.


The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The Economic Forecast released by the Minnesota Department of Finance on February 25, 2002 projected, under then current laws, a general fund deficit of $2.289 billion for the current biennium ending June 30, 2003. The deficit was attributable primarily to projected revenue shortfalls, but projected spending increases also were projected. Total general fund expenditures and transfers for the biennium were projected to be $27.842 billion. The projected deficit did not take into account the State's $350 million cash flow account, $653 million budget reserve, or $158 million tax relief account. Use of the budget reserve is not triggered automatically when a deficit is forecast. The Department's planning estimates for the biennium ending June 30, 2005, which previously projected a surplus, showed projected spending exceeding projected revenues by $3.214 billion, under then current laws.

The State subsequently enacted legislation that eliminated the projected deficit for the current biennium ending June 30, 2003, primarily by reducing the budget reserve, eliminating the cash flow and tax relief accounts, transferring funds from other restricted accounts, and deferring certain education aid payments until the next biennium, but the legislation also made some permanent and one-time spending reductions, including reductions in appropriations to State departments and agencies, the University of Minnesota, Minnesota State Colleges and Universities, and local school districts.

At the end of the 2002 legislative session in May, the State's general fund balance at the end of the current biennium, June 30, 2003, was projected to be zero, and the budget reserve account was projected to be only $319 million, compared to projected expenditures for the biennium of $26.9 billion. Since then the Minnesota Department of Finance has reduced its estimate of fiscal year 2002 general fund receipts by another $212 million, indicating a need for the State to further reduce the budget reserve or spending or to increase revenues. Department of Finance forecasts have cautioned that the "budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending." Planning estimates for the biennium ending June 30, 2005 still indicate that projected spending substantially exceeds projected revenues for that biennium, under current law. Although the three major credit rating agencies recently have given the State's general obligation bonds their highest ratings, Moody's also changed its outlook for the State from stable to negative.

The State is a party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.


State grants and aids represent a large percentage of the total revenue of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.



Certain Minnesota tax legislation (see "Tax Matters - Minnesota Tax Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota municipal bonds held by the Fund.


The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Minnesota municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

Short-Term Tax-Exempt Fixed Income Securities. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of and interest on the BANs.

Tax anticipation notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to collect or raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.


Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of and interest on RANs.


Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank notes are notes issued by local government bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but the notes are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-exempt commercial paper ("municipal paper") represents short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal of and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt fixed income security market, other types of short-term tax-exempt fixed income securities are available in the marketplace and the Fund may invest in such other types of securities to the extent permitted under its investment objective, policies and limitations. Such securities may be issued for different purposes and may be secured differently from those mentioned above.

Short-Term Taxable Fixed-Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:


(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.



(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates mature on a specified date, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.



(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, which also simultaneously agrees to buy back the securities at a fixed price and time. This arrangement assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate of return. Such actions afford an opportunity for the Fund to invest available cash temporarily. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the transaction is entered into and on a continuing basis during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes issued by corporations to finance their current operations, including variable rate master demand notes. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will monitor on a continuing basis the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to obligations which mature within one year of the date of purchase or carry a variable or floating rate of interest.


HEDGING TECHNIQUES



The Fund may use a variety of hedging techniques and instruments. The Fund may purchase and sell futures contracts, enter into various interest rate transactions and purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, except that the Fund will not write put options (collectively, "Hedging Techniques"). These Hedging Techniques may be used in an attempt to protect against possible adverse changes in the market value of the Fund's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the securities or cash markets as a temporary substitute for, respectively, purchasing or selling particular securities. There is no particular strategy that requires use of one technique rather than another; the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Hedging Techniques are described below. The ability of the Fund to use Hedging Techniques successfully will depend on the Advisor's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Since any obligations of the Fund that arise from the use of Hedging Techniques will be covered by segregated liquid assets or offsetting transactions, the Fund and the Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the Commodity Futures Trading Commission ("CFTC") have specific margin requirements as discussed in Appendix B to this SAI and are not treated as senior securities. The use of certain Hedging Techniques may give rise to taxable income and have certain other tax consequences. See "Tax Matters."

Interest Rate Transactions. The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will ordinarily use these transactions as a hedge or for risk management although it is permitted to enter into them to enhance income or gain. The Fund will not sell interest rate caps or floors that it does not own.


The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements relating to the transaction.



Interest rate transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. Therefore, there is no specific limit on the amount of interest rate swap transactions that may be entered into by the Fund. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund's total assets. The Fund may write caps and floors without limitation, provided that it is required to segregate liquid assets in an amount equal to its obligations under the caps and floors.



Futures Contracts and Options on Futures Contracts. The Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will ordinarily engage in such transactions only for bona fide hedging, risk management and other portfolio management purposes. However, the Fund is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under these regulations the Fund currently may enter into futures contracts and options thereon without limit for bona fide hedging purposes (as defined by CFTC regulations). The Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Fund reserves the right to comply with any different standards established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon. See Appendix B to this SAI for more information.



Call Options on Securities and Indices. The Fund may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and in the over-the-counter markets. A call gives the purchaser the right to buy, and obligates the seller to sell, the underlying security or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). There are no other limitations on the Fund's ability to sell call options. A call sold (i.e., written) by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or index and may require the Fund to hold a security which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security or index at a fixed price. There are no limitations on the Fund's ability to purchase call options.



Put Options on Securities and Indices. The Fund may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio) or indices. The Fund may also sell put options it has previously purchased. There are no limitations on the Fund's ability to purchase put options or sell previously purchased put options. The Fund will not write put options.



Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a hedging technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position at whatever point on the yield curve the Fund may select to further its investment objective. The Fund will ordinarily use these transactions as a hedge or for risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Advisor, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. The Fund will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.


Short Sales. The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to municipal bonds, the Fund may engage in short sales on taxable bonds.

When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling as a hedging technique may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may make short sales "against the box" without regard to such limitations.



Risks of Hedging Techniques. The principal risks relating to the use of futures contracts and other Hedging Techniques include: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Internal Revenue Code of 1986, as amended, may restrict or affect the ability of the Fund to engage in Hedging Techniques. See "Tax Matters."

Appendix B to this SAI contains further information regarding the general characteristics and risks of Hedging Techniques.

OTHER INVESTMENT POLICIES AND TECHNIQUES


Restricted and Illiquid Securities. Certain of the Fund's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Fund may invest in illiquid securities without limitation.


When-Issued and Forward Commitment Securities. The Fund may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored to ensure that their marked to market value will on a continuing basis equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.


Borrowing. The Fund may borrow money and issue senior securities (including the preferred shares) to the extent permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.



Under the 1940 Act, the Fund generally is not permitted to engage in borrowings or make other investments constituting senior securities representing indebtedness unless immediately after a borrowing or the issuance of such a senior security the value of the Fund's total assets less liabilities (other than the borrowing or senior security) is at least 300% of the principal amount of such borrowing or senior security (i.e., such principal amount may not exceed 33-1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing or senior securities representing indebtedness, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to repay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of preferred shares to elect a majority of the directors of the Fund.


In addition to the limitations set forth above, if the Fund has any preferred shares outstanding, the Fund will not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of declaration, the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any borrowings and senior securities representing indebtedness. See "Preferred Shares and Related Leverage" in the prospectus.



Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with such agreements may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.


Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any such interest will be taxable. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors of the Fund. The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.



The Advisor may act as securities lending agent for the Fund and receive separate compensation for such services, subject to compliance with conditions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") permitting the Advisor to provide such services and receive such compensation. The Advisor receives fees equal to 25% of the Fund's income from securities lending transactions and a separate administrative fee equal to 0.025% of the average weekly net assets of the Fund's securities on loan.


In these loan arrangements, the Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Inter-Fund Borrowing and Lending Arrangements. The SEC has granted an exemption that permits the Fund and all other funds advised by the Advisor to lend and borrow money for certain temporary purposes directly to and from those funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. The Advisor administers the program according to procedures approved by the Fund's Board of Directors, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

PORTFOLIO TRADING AND TURNOVER RATE


Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time to take advantage of what the Advisor believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or to recognize a gain, or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

A change in the securities held by the Fund is known as "portfolio turnover." The Advisor manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.


The portfolio turnover rate of the Fund is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the particular fiscal year by
(2) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (1) and (2) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The Fund does not expect that its portfolio turnover rate will exceed 100% under normal market conditions.


                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS


Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and, if issued, preferred shares, voting together as a single class, and the holders of a majority of the outstanding preferred shares voting as a separate class:


(1) Concentrate its investments in a particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act (including the issuance of preferred shares), as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

(4) Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

(5) Purchase physical commodities or contracts relating to physical commodities.

(6) Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.


Also as a fundamental policy, under normal conditions the Fund will invest at least 80% of its "assets" ( defined, for this purpose, to mean the Fund's net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax.


When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.


For purposes of applying the limitation set forth in subparagraph (1) above, the SEC would currently consider the Fund to be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. Securities of the U.S. government, its agencies or instrumentalities, and securities issued by U.S. states, municipalities and other domestic governments or political subdivisions of such governments, are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest 25% or more of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities. The Fund reserves the right to invest 25% or more of its assets in industrial development bonds and private activity securities.


OTHER INVESTMENT LIMITATIONS


Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Except for the Fund's fundamental investment restriction regarding borrowing, the fundamental investment restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.


The Fund will operate as a "non-diversified" investment company, as defined under the 1940 Act. However, in order to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (1) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (2) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the directors of the Fund to the extent appropriate in light of changes to applicable tax requirements.

The Fund intends to apply for ratings for the preferred shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the directors. As of September 30, 2002, the directors and officers of the Fund as a group did not own any shares of the Fund.



Basic information about the identity and experience of each director and officer is set forth in the charts below. Each such director and officer is also a director or officer of each of the other closed-end and open-end investment companies managed by the Advisor (the "Fund Complex"). The Fund Complex currently consists of nine closed-end funds (each of which is a registered investment company) and 58 open-end funds (which are portfolios of four registered investment companies). Information is set forth separately for directors who are interested persons of the

Fund (as defined in the 1940 Act) and directors who are not interested persons of the Fund (the "Independent Directors"). The business address of the Fund, the Advisor and the Fund's board members and officers is 800 Nicollet Mall, Minneapolis, Minnesota 55402, unless specified otherwise below.

The directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund Complex, and other directorships held are set forth below.

INDEPENDENT DIRECTORS


                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND COMPLEX    DIRECTOR-SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     PRINCIPAL OCCUPATION      OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUND    OF TIME SERVED                 DURING LAST 5 YEARS       DIRECTOR        DIRECTOR**
---------------------   --------    --------------                 -------------------       --------        ----------
Roger A. Gibson 1020    Director    Director since September 16,   Vice President - Cargo,   67              None
15th Street, Suite                  2002.  Serves for a one-year   United Airlines, since
41A, Denver, CO 80202               term that expires at the       July 2001; Vice
(Age 55)                            next annual meeting of         President, North
                                    shareholders.                  America - Mountain
                                                                   Region for United
                                                                   Airlines (1995 - 2001).

Andrew M. Hunter III    Director    Director since September 16,   Chairman, Hunter, Keith   67              None
537 Harrington Road,                2002.  Serves for a one-year   Industries, a
Wayzata, MN 55391                   term that expires at the       diversified
(Age 54)                            next annual meeting of         manufacturing and
                                    shareholders.                  services management
                                                                   company, since 1975.

Leonard W. Kedrowski    Director    Director since September 16,   Owner, Executive and      67              None
16 Dellwood Avenue,                 2002.  Serves for a one-year   Management Consulting,
Dellwood, MN 55110                  term that expires at the       Inc., a management
(Age 60)                            next annual meeting of         consulting firm, since
                                    shareholders.                  1992; Chief Executive
                                                                   Officer, Creative
                                                                   Promotions
                                                                   International, LLC, a
                                                                   promotional award
                                                                   programs and products
                                                                   company, since 1999;
                                                                   Board member, GC
                                                                   McGuiggan Corporation
                                                                   (dba Smyth Companies),
                                                                   manufacturer of
                                                                   designer doors; acted
                                                                   as CEO of Graphics
                                                                   Unlimited from 1996 to
                                                                   1998.

Richard K Riederer      Director    Director since September 16,   Retired; President and    67              None
741 Chestnut Road,                  2002.  Serves for a one-year   Chief Executive
Sewickley, PA 15143                 term that expires at the       Officer, Weirton Steel
(age 57)                            next annual meeting of         (1995 - 2001);
                                    shareholders.                  Director, Weirton Steel
                                                                   (1993 - 2001).

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND COMPLEX    DIRECTOR-SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     PRINCIPAL OCCUPATION      OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUND    OF TIME SERVED                 DURING LAST 5 YEARS       DIRECTOR        DIRECTOR**
---------------------   --------    --------------                 -------------------       --------        ----------
Joseph D. Strauss       Director    Director since September 16,   Owner and President,      67              None
8525 Edinbrook                      2002.  Serves for a one-year   Excensus(TM), LLC, a
Crossing                            term that expires at the       consulting firm, since
Suite 5, Brooklyn                   next annual meeting of         2001; owner and
Park, MN 55443                      shareholders.                  President, Strauss
(Age 61)                                                           Management Company, a
                                                                   Minnesota holding
                                                                   company for various
                                                                   organizational
                                                                   management business
                                                                   ventures, since 1993;
                                                                   owner, Chairman and
                                                                   Chief Executive
                                                                   Officer, Community
                                                                   Resource Partnerships,
                                                                   Inc., a strategic
                                                                   planning, operations
                                                                   management, government
                                                                   relations,
                                                                   transportation planning
                                                                   and public relations
                                                                   organization, since
                                                                   1993; attorney at law.

Virginia L. Stringer    Chair;      Director since September 16,   Owner and President,      67              None
712 Linwood Avenue,     Director    2002.  Serves for a one-year   Strategic Management
St. Paul, MN 55105                  term that expires at the       Resources, Inc., a
(Age 57)                            next annual meeting of         management consulting
                                    shareholders.                  firm, since 1993;
                                                                   Executive Consultant
                                                                   for State Farm
                                                                   Insurance Company since
                                                                   1997; formerly
                                                                   President and director
                                                                   of The Inventure Group,
                                                                   a management consulting
                                                                   and training company,
                                                                   President of Scott's,
                                                                   Inc., a transportation
                                                                   company, and Vice
                                                                   President of Human
                                                                   Resources of The
                                                                   Pillsbury Company.

James M. Wade           Director    Director since September 16,   Owner and President,      67              None
2802 Wind Bluff                     2002.  Serves for a one-year   Jim Wade Homes, a
Circle, Wilmington,                 term that expires at the       homebuilding company,
NC 28409                            next annual meeting of         since 1999; Vice
(Age 58)                            shareholders.                  President and Chief
                                                                   Financial Officer,
                                                                   Johnson Controls, Inc.,
                                                                   a controls
                                                                   manufacturing company,
                                                                   (January 1987-May 1991).


INTERESTED DIRECTOR


                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND COMPLEX    DIRECTOR-SHIPS
                        HELD WITH   TERM OF OFFICE* AND LENGTH     PRINCIPAL OCCUPATION      OVERSEEN BY     HELD BY
NAME, ADDRESS AND AGE   THE FUND    OF TIME SERVED                 DURING LAST 5 YEARS       DIRECTOR        DIRECTOR**
---------------------   --------    --------------                 -------------------       --------        ----------
John M. Murphy, Jr.++   Director    Director since August 26,      Minnesota State           67              None
800 Nicollet Mall                   2002.  Serves for a one-year   Chairman - U.S. Bancorp
Minneapolis, MN 55402               term that expires at the       since 2000; Executive
(age 60)                            next annual meeting of         Vice President of U.S.
                                    shareholders.                  Bancorp since January
                                                                   1999; Chairman and
                                                                   Chief Investment
                                                                   Officer of First
                                                                   American Asset
                                                                   Management and U.S.
                                                                   Bank Trust, N.A., and
                                                                   Executive Vice
                                                                   President of U.S.
                                                                   Bancorp (1991-1999).


-------------------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the 1940 Act.

++ Mr. Murphy is considered an "interested" director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management (and its predecessor, First American Asset Management) and U.S. Bank Trust National Association, and his ownership of securities issued by U.S. Bancorp.

The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below. Each officer has served as such since the inception of the Fund. Officers serve at the pleasure of the Board of Directors and are re-elected annually by the Board.

FUND OFFICERS


                           POSITION HELD WITH
NAME AND AGE               THE FUND             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------               --------             ----------------------------------------------
Thomas S. Schreier, Jr.    President            Chief Executive Officer of the Advisor since May 2001; prior
(Age 39)                                        thereto, Chief Executive Officer of First American Asset
                                                Management since December 2000 and of Firstar Investment &
                                                Research Management Company ("FIRMCO") since February 2001;
                                                Senior Managing Director and Head of Equity Research of U.S.
                                                Bancorp Piper Jaffray from October 1998 through December
                                                2000; Senior Airline Analyst and Director of Equity Research
                                                of Credit Suisse First Boston from 1996 to 1998.

Mark S. Jordahl            Vice President --    Chief Investment Officer of the Advisor since September 2001;
(Age 41)                   Investments          prior thereto, President and Chief Investment Officer, ING
                                                Investment Management - Americas, September 2000 to June
                                                2001, Senior Vice President and Chief Investment Officer,
                                                ReliaStar Financial Corp, January 1998 to September 2000,
                                                Executive Vice President and Managing Director, Washington
                                                Square Advisors, January 1996 to December 1997.

                           POSITION HELD WITH
NAME AND AGE               THE FUND             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------               --------             ----------------------------------------------
Peter O. Torvik            Vice President --    Executive Vice President of the Advisor since May 2001; prior
(Age 47)                   Marketing            thereto, Executive Vice President of First American Asset
                                                Management since February 2001; President and Partner, DPG
                                                Group, a Florida-based partnership engaged in affinity
                                                marketing, through 2000.

Jeffery M. Wilson          Vice President --    Senior Vice President of the Advisor since May 2001; prior
(Age 45)                   Administration       thereto, Senior Vice President of First American Asset Management.

Robert H. Nelson           Treasurer            Senior Vice President of the Advisor since May 2001; prior
(Age 38)                                        thereto, Senior Vice President of First American Asset Management
                                                since 1998 and of FIRMCO since February 2001; Senior Vice
                                                President of Piper Capital Management Inc. from 1994 to 1998.

James D. Alt               Secretary            Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 50)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402

Kathleen L. Prudhomme      Assistant Secretary  Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 49)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402

Michael J. Radmer          Assistant Secretary  Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 57)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402

--------------------------


Prior to this offering, all of the outstanding shares of the Fund were owned by U.S. Bancorp. The following table discloses the dollar range of equity securities beneficially owned by each of the directors on an aggregate basis in the other funds in the Fund Complex.


                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF DIRECTOR                         COMPANIES OVERSEEN BY DIRECTOR IN THE FUND COMPLEX*
----------------                         --------------------------------------------------
Roger A. Gibson                          $50,001 - $100,000
Andrew M. Hunter III                     Over $100,000
Leonard W. Kedrowski                     Over $100,000
John M. Murphy, Jr.                      Over $100,000
Richard K. Riederer                      $50,001 - $100,000
Joseph D. Strauss                        Over $100,000
Virginia L. Stringer                     Over $100,000
James M. Wade                            Over $100,000

-------------------


* The dollar range disclosed is based on the value of the securities as of May 31, 2002.


As of December 31, 2001, no Independent Director, and no immediate family member of an Independent Director, owned any securities issued by the Advisor or the principal underwriters, or any person or entity (other than the Fund or other funds in the Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriters.



Committees of the Board of Directors. The Board of Directors currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee.



The function of the Audit Committee is to recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year. In connection therewith, the Committee will monitor that firm's performance (including a review of each audit and a review of fees paid), confer with that firm as to the Fund's financial statements and internal controls, evaluate the firm's independence, review procedures to safeguard portfolio securities, review the purchase by the Fund from the firm of nonaudit services, facilitate communications with management and service providers and review the Fund's back-up procedures and disaster recovery plans. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the American Stock Exchange.


The Nominating Committee is responsible for recommending to the Board (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Hunter, who serves as its chairperson. Any recommendations for nominees should be directed to the Secretary of the Fund, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.


The Pricing Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Messrs. Hunter and Murphy, Ms. Stringer (ex officio) and Mr. Strauss, who serves as its chairperson.



Approval of Investment Advisory and Management Agreement. The Board of Directors, including a majority of the Independent Directors, has the responsibility under the 1940 Act to approve the Fund's Investment Advisory and Management Agreement ("Advisory Agreement") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Advisory Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Independent Directors, at a meeting held on September 18, 2002. In determining to approve the Advisory Agreement, the Directors reviewed the materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive closed-end municipal bond funds of a comparable size; (2) the nature and quality of the services to be rendered by the Advisor; (3) the historical performance of other closed-end municipal bond funds managed by the Advisor; (4) the anticipated benefits to be derived by the Advisor from its relationship with the Fund, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Advisor would be eligible to receive by allocating the Fund's brokerage transactions; and (5) profitability to the Advisor of other closed-end funds with similar fee and expense structures. The Directors also considered the fact that the Advisor agreed to waive a portion of its management fee in the amount of .05%, on an annualized basis, of the Fund's average weekly total net assets for roughly the first five years of the Fund's operations and to pay all organization and offering costs, other than the sales load, that exceed $.03 per share in connection with the Fund's common share offering.



Compensation. The fees and expenses of the Independent Directors of the Fund are paid by the Fund. No compensation is paid by the Fund to any director who is an officer or employee of the Advisor or any of its affiliates. Each Independent Director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attending and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Independent Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating Independent Director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In addition, Independent Directors may receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, Independent Directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. The amounts specified in this paragraph are allocated among the Fund and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.


The Independent Directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan is expected to have no more than a negligible impact on Fund assets and liabilities and will not obligate the Fund to retain any director or pay any particular level of compensation. Neither the Fund nor any other fund in the Fund Complex provides any other pension or retirement benefits to directors.


The following table sets forth the total compensation received by each Independent Director from the Fund Complex for the twelve months ended December 31, 2001. It is estimated that the Independent Directors will receive from the Fund the amounts set forth below for the Fund's calendar year ending December 31, 2002, assuming the Fund had been in existence for the full calendar year.

                                                                              TOTAL COMPENSATION FROM THE FUND AND
NAME OF BOARD MEMBER                ESTIMATED COMPENSATION FROM FUND            FUND COMPLEX PAID TO BOARD MEMBER
--------------------                --------------------------------            ---------------------------------
Roger A. Gibson                                      $465                                    $60,600
Andrew M. Hunter                                     $465                                    $65,550
Leonard W. Kedrowski                                 $465                                    $81,000
Richard K. Riederer                                  $465                                    $25,500
Joseph D. Strauss                                    $465                                    $72,300
Virginia L. Stringer                                 $625                                    $97,250
James M. Wade                                        $550                                    $19,500


-------------------



(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $30,300; Hunter, $65,550; Kedrowski, $81,000; Strauss, $14,460; and Stringer, $97,250.



(2) As of December 31, 2001, the Fund Complex consisted of four open-end investment companies, each of which have multiple portfolios, and 11 closed-end investment companies, totaling 73 funds, managed by the Advisor, including the Funds.



* Compensation received through December 31, 2001 was based on the following compensation schedule: Directors who were not officers or employees of the Adviser or any of its affiliates were paid a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of the committee chair). In the event of telephonic Board or committee meetings, each such director received a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, such directors may have received a per diem fee of $1,500 per day if they traveled out of town on Fund Complex business.



CODE OF ETHICS



The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these codes permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics also are available on the EDGAR Database on the SEC's Internet site at HTTP://www.sec.gov. In addition, copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


INVESTMENT ADVISOR


U.S. Bancorp Asset Management, Inc., a Delaware corporation, serves as the investment advisor and manager of the Fund. The Advisor is a wholly owned subsidiary of U.S. Bank, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for more than 75 years. Both U.S. Bank and U.S. Bancorp Piper Jaffray are subsidiaries of U.S. Bancorp, a multi-state financial services holding company engaged through its subsidiaries in the general banking business, principally in domestic markets. The Advisor, U.S. Bancorp Piper Jaffray, U.S. Bank and U.S. Bancorp are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At June 30, 2002, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $173.0 billion, consolidated deposits of $105.1 billion and shareholders' equity of $16.7 billion.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Advisor has entered into an Advisory Agreement with the Fund under which the Advisor will furnish the Fund with investment advice and, in general, supervise the management and investment program of the Fund. The Advisory Agreement requires the Advisor to arrange, if requested by the Fund, for officers or employees of the Advisor to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund. The Advisor has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors of the Fund. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Fund, including the Fund's administrator, custodian and transfer agent, and for periodically reporting to the Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Fund with the necessary personnel, office facilities, and equipment to service the Fund's investments and to discharge its duties as investment advisor of the Fund. The Advisory Agreement provides for the Fund to pay a monthly management fee to the Advisor at an annualized rate equal to 0.40% of the Fund's average weekly total net assets, including any assets attributable to any preferred shares that may be outstanding. The Advisor has contractually agreed to lower its fee to 0.35% of average weekly total net assets for roughly the first five years of the Fund's operations.

In addition to the investment advisory fee, the Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. The Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Fund under the Advisory Agreement for any negligence or willful misconduct by the Advisor. The Advisor has agreed to indemnify the Fund with respect to any loss, liability, judgment, cost or penalty that the Fund may suffer due to a breach of the Advisory Agreement by the Advisor.


The Advisory Agreement was approved by the Fund's Board of Directors at an in person meeting held on September 18, 2002, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The sole common shareholder of the Fund approved the Advisory Agreement as of ____________, 2002. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by the terminating party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).



FUND ADMINISTRATION



U.S. Bancorp Asset Management also acts as the administrator for the Fund pursuant to an Administration Agreement dated as of ___________, 2002. Pursuant to the Administration Agreement, U.S. Bancorp Asset Management performs certain administrative and accounting functions for the Fund, including (1) calculating Fund expenses and controlling all disbursements for the Fund, and as appropriate, computing the Fund's yields, total return, expense ratios, portfolio turnover rate and, if required, portfolio dollar-weighted average maturity; (2) assisting Fund counsel with preparation of proxy materials; (3) preparing communications to shareholders, including the annual and semi-annual reports to shareholders, coordinating mailing notices, proxy statements, proxies and other reports to Fund shareholders, and supervising and facilitating the solicitation of proxies by the Fund for all shareholder meetings, including the tabulation process for shareholder meetings; (4) preparing, negotiating, and administering contracts on behalf of the Fund, subject to any approvals or reapprovals by the Fund's Board of Directors required by applicable law or Board procedures; (5) maintaining the Fund's general ledger and preparing the Fund's financial statements, including expense accruals and payments, determining the net asset value of the Fund's assets and of the Fund's shares, and providing for the payment of dividends and other distributions to shareholders; (6) calculating performance data of the Fund for dissemination to information services covering the investment company industry; (7) coordinating and supervising the preparation and filing of the Fund's tax returns; (8) examining and reviewing the operations and performance of the various organizations providing services to the Fund directly or on a subcontracted basis as provided for in the Administration Agreement and, at the request of the Fund's Board of Directors, reporting to the Board on the performance of such organizations; (9) providing for and coordinating the layout and printing of the Fund's publicly disseminated semi-annual and annual reports to shareholders; (10) providing internal legal and administrative services as requested by the Fund from time to time; (11) providing individuals reasonably acceptable to the Fund's Board of Directors for nomination, appointment, or election as officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as determined by the Fund's Board of Directors; (12) advising the Fund and its Board of Directors on matters concerning the Fund and its affairs; (13) obtaining and keeping in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Fund's Board of Directors; (14) monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code of 1986, as amended; (15) performing all administrative services and functions required for the operation of the Fund to the extent such administrative services and functions are not provided to the Fund pursuant to the Fund's Advisory Agreement, transfer agency agreement and custodian agreement; (16) furnishing advice and recommendations with respect to other aspects of the business and affairs of the Fund as the Fund and the Administrator shall determine desirable; (17) preparing and filing with the SEC the semi-annual reports for the Fund on Form N-SAR; and (18) organizing and coordinating meetings of the Fund's Board of Directors and the committees thereof. Under the Administration Agreement, the Fund pays U.S. Bancorp Asset Management a fee, payable monthly, at an annualized rate of 0.20% of the Fund's average weekly net assets, including any assets attributable to any preferred shares that may be outstanding.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Directors of the Fund, the Advisor is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded options and futures contracts.

The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. The Advisor may, in its discretion, purchase and sell securities through dealers which provide research, statistical and other information to the Advisor and may, because of the value of the information provided by such dealers, pay such dealers a commission in excess of that which another dealer might have charged for effecting the same transaction. Such services may be used by the Advisor for all of its investment advisory accounts and, accordingly, not all such services may be used by the Advisor in connection with the Fund. The supplemental information received from a dealer may reduce the expenses of the Advisor for performing its services under the Advisory Agreement. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


The Fund generally deals in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.


The Fund may from time to time place orders for the purchase or sale of securities with U.S. Bancorp Piper Jaffray, an affiliate of the Advisor. In such instances, the placement of orders would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that U.S. Bancorp Piper Jaffray is an affiliate of the Advisor. With respect to orders, if any, placed by U.S. Bancorp Piper Jaffray for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                                  DISTRIBUTIONS

As described in the Fund's prospectus, initial distributions to common shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the common shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Any resulting undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding preferred shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among common shares and any series of preferred shares in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of preferred shares on the distributions made by the Fund to common shareholders, see the Fund's prospectus under "Preferred Shares and Related Leverage."

While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares unless at the time of such declaration (1) all accumulated dividends on the preferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding preferred shares. This latter limitation on the Fund's ability to make distributions on its common shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."


                             DESCRIPTIONS OF SHARES


COMMON SHARES

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Otherwise, the Fund is not required to hold annual meetings of shareholders under Minnesota law or its Articles of Incorporation or Bylaws.

PREFERRED SHARES

Although the terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Articles of Incorporation) when it authorizes a preferred shares offering, the Fund currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated in the prospectus.

If the Board of Directors determines to proceed with an offering of preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund's Articles of Incorporation. The Board of Directors, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

                           REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, the extent of call protection on the Fund's portfolio, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end management investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Board of Directors may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.


Notwithstanding the foregoing, at any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.


Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if:
(1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end management investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Directors may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end management investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.


Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

The following is a description of certain Federal and Minnesota income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Fund. The discussion reflects applicable tax laws of the United States and the State of Minnesota as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

FEDERAL INCOME TAX MATTERS

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to Federal income tax on its income that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions).


If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

Although there is a dividend reinvestment plan available, the tax status of your dividend is not affected by whether you reinvest your dividends or receive them in cash. In addition, although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

The Fund intends to invest in sufficient tax-exempt municipal bonds to permit payment of "exempt-interest dividends" (as defined in the Code). Generally, exempt-interest dividends paid to holders of common shares retain their tax-exempt character and are not includable in the holder's gross income for Federal income tax purposes. However, exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax and, as noted below, may generate a tax preference for alternative minimum tax purposes.

In addition, the Fund may distribute "capital gains dividends" as defined in the Code. The Fund will not be taxed on such distributed gains and the shareholder will be taxed on the distribution at long term capital gains rates regardless of the shareholder's holding period.

Distributions by the Fund that do not constitute capital gain dividends or exempt-interest dividends (as defined above) will be taxable as ordinary income to the extent of the current or accumulated earnings and profits of the Fund and any excess over such earnings and profits will be treated first as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares and then as gain from the sale of his or her shares, as discussed below.

The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.


Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Fund income attributable to tax preference items subject to the alternative minimum tax.


Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

The redemption, sale or exchange of common shares generally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 38.6%. (Effective for taxable years beginning after December 31, 2000, the Economic Growth and Tax Relief Reconciliation Act of 2001 creates a new 10 percent income tax bracket and reduces the tax rate applicable to ordinary income over a six year phase-in period. Beginning in taxable year 2006, ordinary income will be subject to a 35% maximum rate.)

All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less (i) will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, (ii) such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or credited as undistributed capital gain) with respect to such common shares.


If you borrow money to invest in common shares of the Fund, you may not be able to deduct the interest with respect to that loan. Moreover, Fund shares may be treated as being financed by a loan even if the loan cannot be traced directly to the investment in such shares.


In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

The Fund is required to withhold on certain dividends and other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld maybe credited against the shareholder's federal income tax liability.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its holders of common shares.

MINNESOTA INCOME TAX MATTERS

In certain limited circumstances, the amount of social security and railroad retirement benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by shareholders of the Fund. Losses (including those of corporations) that are disallowed under federal law by reason of a shareholder's receipt of exempt-interest dividends will be treated similarly under Minnesota law, notwithstanding that all or a portion of such dividends are not excluded from Minnesota taxable net income. Minnesota law restricts for individuals, estates and trusts the deductibility of interest expense on indebtedness incurred or continued to purchase or carry shares of the Fund, as well as certain other expenses allocable to such shares, notwithstanding that all or a portion of the exempt-interest dividends are not excluded from Minnesota taxable net income.


The 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subd.10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota municipal bonds held by the Fund would become taxable under this Minnesota statutory provisions.


                            TAXABLE EQUIVALENT YIELDS



Minnesota municipal bonds can provide double tax-free income (exempt from both regular Federal income tax and Minnesota personal income tax) for investors who are residents of Minnesota for tax purposes. The table below illustrates the hypothetical yield a Minnesota resident would need to earn on a taxable investment in order to equal the stated tax-free yield on a Minnesota municipal bond. For example, a Minnesota resident in the 35% federal income tax bracket would need to find a taxable investment yielding 9.18% in order to match the after-tax income from a Minnesota municipal bond yielding 5.50%.



In the Following Tax Bracket                                           A Tax Exempt Yield of
---------------------------------------       -----------------------------------------------------------------
Federal          MN             Blended       4.00%          4.50%         5.00%          5.50%          6.00%
-------          --             -------       -----          -----         -----          -----          -----
                                                               Equals a Taxable Investment Yielding
                                              -----------------------------------------------------------------
27.00%           7.05%          32.15%        5.90%          6.63%         7.37%          8.11%          8.84%
---------------------------------------------------------------------------------------------------------------
30.00%           7.85%          35.50%        6.20%          6.98%         7.75%          8.53%          9.30%
---------------------------------------------------------------------------------------------------------------
35.00%           7.85%          40.10%        6.68%          7.51%         8.35%          9.18%          10.02%
---------------------------------------------------------------------------------------------------------------
38.60%           7.85%          43.42%        7.07%          7.95%         8.84%          9.72%          10.60%
---------------------------------------------------------------------------------------------------------------



The table uses 2002 marginal Federal and Minnesota tax rates. The tax free yields in the table are for illustrative purposes only and do not represent or predict the tax free yield of the Fund. The table does not take into account the effects of the federal and Minnesota alternative minimum tax or capital gains taxes.


               CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

The Fund's securities and cash will be held under a Custodian Agreement by U.S. Bank National Association (the "Custodian"), 336 North Robert Street, St. Paul, Minnesota 55101. The Custodian is the parent company of the Advisor. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the

Fund. All of the instruments representing the investments of the Fund and all cash are held by the Custodian in compliance with the 1940 Act. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses.


As compensation for its services to the Fund, the Custodian is paid a monthly fee at an annualized rate of .01% of the Fund's average weekly net assets, including any assets attributable to any preferred shares that may be outstanding. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Fund. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors.


Equiserve Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will act as the Fund's transfer agent, dividend-paying agent and registrar for the common shares, as well as the agent for the Dividend Reinvestment Plan relating to the common shares.

                              INDEPENDENT AUDITORS


The Statement of Net Assets of the Fund as of __________, 2002 appearing in this Statement of Additional Information has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 220 South Sixth Street, Minneapolis, Minnesota 55402, provides accounting and auditing services to the Fund.


                                     COUNSEL

Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as counsel to the Fund.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the SEC. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                   APPENDIX A

                                     RATINGS


A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Fund is not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

STANDARD & POOR'S RATINGS SERVICE

MUNICIPAL BONDS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

MUNICIPAL NOTES

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The Fund will not purchase commercial paper rated A-3 or lower.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS


AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.


A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.



BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.


B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MUNICIPAL NOTES

Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The Fund will not purchase Prime-3 commercial paper.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH, INC.

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D: - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

F1: - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: - Default. Denotes actual or imminent payment default.

Notes to long-term and short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                        GENERAL CHARACTERISTICS AND RISKS
                              OF HEDGING TECHNIQUES

         The Fund will engage in Hedging Techniques to the extent described in the prospectus and Statement of Additional Information. The Fund will engage in such activities in the Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Hedging Techniques may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

         The Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security could protect the Fund's holdings in a security or a number of securities against a substantial decline in market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period. The purchase of a call option on a security could protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

         Characteristics. The Fund may purchase or sell financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. A futures contract creates an obligation of the seller to deliver, and an obligation of the purchaser to take delivery of, the specific type of financial instrument called for in the contract at a specified future time for a specified price. Certain futures contracts are based on indices of prices or rates and such futures contracts are settled in cash rather than by delivery of any securities or other property. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.


         Limitations on Use of Futures and Options on Futures. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Fund currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and other portfolio strategies. The Fund may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Fund reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.


SEGREGATION AND COVER REQUIREMENTS.

         Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements, and listed or OTC options on securities, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so or can otherwise restrict portfolio management.

         Hedging Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Fund's position or that the gains on the hedge may be less than losses in the value of the Fund's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to successfully utilize Hedging Techniques will depend on the Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Fund has purchased or sold and on options sold create an ongoing greater potential financial risk than do options purchase transactions where the exposure is limited to the cost of the initial premium. Losses due to the use of Hedging Techniques will reduce net asset value.

                                     PART C
                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements

         Part A -- none

         Part B -- Statement of Assets and Liabilities (1)

(2)      Exhibits

         (a)      Articles of Incorporation (2)

         (b)      Bylaws (2)

         (c)      Not applicable

         (d)      Form of Common Stock certificate (1)

         (e)      Dividend Reinvestment Plan (1)

         (f)      Not applicable

         (g)      Form of Investment Advisory and Management Agreement (3)

         (h)(1)   Form of Purchase Agreement (3)

         (h)(2)   Form of Selected Dealer Agreement (3)

         (i)      Deferred Compensation Plan for Directors (3)

         (j)      Form of Custodian Agreement (1)

         (k)(1)   Form of Administration Agreement (3)

         (k)(2)   Form of Transfer Agency Agreement (1)

         (l)      Opinion and consent of Dorsey & Whitney LLP (1)

         (m)      Not applicable

         (n)      Consent of Ernst & Young LLP (1)

         (o)      Not applicable

         (p) Investment Representation Letter of initial purchaser of shares(1)

         (q)      Not applicable

         (r)(1)   First American Funds Code of Ethics(3)

         (r)(2)   U.S. Bancorp Asset Management, Inc. Code of Ethics(3)

         (s)      Power of Attorney(3)

         -----------------------------------------
         (1)  To be filed by amendment.
         (2)  Previously filed.
         (3)  Filed herewith.


ITEM 25. MARKETING ARRANGEMENTS

         Reference is hereby made to the form of Purchase Agreement filed as Exhibit (h)(1) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


                  Registration fees.....................................................     $5,520
                  Stock exchange listing fees*..........................................
                  Printing (other than stock certificates)*.............................
                  Engraving and printing stock certificates*............................
                  Accounting fees and expenses*.........................................
                  Legal fees and expenses*..............................................
                  NASD fee*.............................................................
                  Miscellaneous*........................................................   _______
                           Total*.......................................................$

                  ----------------------



                  *   To be completed by amendment.



ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES




         The following table sets forth the number of record holders of each class of the Registrant's securities as of __________, 2002:

                                                                                           Number of
                  Title of Class                                                        Record Holders
                  --------------                                                        --------------
                  Common Stock..........................................................       1
                  Preferred Stock.......................................................       none

ITEM 29. INDEMNIFICATION

         The Articles of Incorporation and Bylaws of Registrant provide that Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of care (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty (the duty to act in good faith and in a manner reasonably believed to be in the best interests of the corporation) to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for the violation of certain provisions of Minnesota securities laws; or (d) for any transaction from which the director derived any improper personal benefit. The Articles of Incorporation of Registrant limit the liability of Registrant's directors to the fullest extent permitted by Minnesota law and the Investment Company Act of 1940.

         The Registrant will maintain a standard policy of directors and officers liability insurance.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment advisor, U.S. Bancorp Asset Management, Inc. ("USBAM" or the "Advisor"), is described in the prospectus and Statement of Additional Information filed as part of this Registration Statement. The directors and officers of the Advisor are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

         Thomas S. Schreier, Jr.: Chief Executive Officer and chair of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), First American Insurance Portfolios, Inc. ("FAIP"), and nine closed-end funds advised by USBAM, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Municipal Term Trust Inc. -- III, Minnesota Municipal Term Trust Inc. -- II, and American Income Fund, collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); CEO, First American Asset Management ("FAAM"), Minneapolis, MN (January 2001 to May 2001); CEO and President, Firstar Investment & Research Management Company ("FIRMCO"), Minneapolis, MN (March 2001 to May 2001); Senior Managing Director, Equity Research, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (October 1998 to December 2000).

         Mark S. Jordahl: Chief Investment Officer and member of the Board of Directors, USBAM, Minneapolis, MN (July 2001 to present); Vice President, FAIF, FAF, FASF, FAIP and FACEF, Minneapolis, MN (September 2001 to present); President and Chief Investment Officer, ING Investment Management - Americas (September 2000 to June 2001); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000).

         Kenneth L. Delecki: Chief Financial Officer and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); CFO and Treasurer, FAAM, Minneapolis, MN (March 2001 to May 2001); Director, Business Performance, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (September 2000 to March 2001); Independent Consultant, Edina, MN (May 1999 to September 2000).

         John J. Gibas: Senior Managing Director, Institutional Advisory Group, and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Managing Director, Institutional Advisory Group, FAAM, Minneapolis, MN (September 1998 to May 2001).

         Kimberly F. Kaul: Communications Director, USBAM, Minneapolis, MN (May 2001 to present); Communications Director, FAAM, Minneapolis, MN (September 1998 to May 2001).

         Robert H. Nelson: Chief Operating Officer and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Senior Vice President, FAAM, Minneapolis, MN (September 1998 to May 2001); Treasurer, FAF, FAIF, FASF, FAIP, and FACEF, Minneapolis, MN (March 2000 to present).

         Peter O. Torvik: Executive Vice President, Product Development and Marketing, and member of the Board of Directors, USBAM, Minneapolis, MN (May 2001 to present); Executive Vice President, FAAM, Minneapolis, MN (August 2000 to April 2001); Vice President, Marketing of FAF, FAIF, FASF, FAIP, and the FACEF, Minneapolis, MN (September 2000 to present); President and Partner, DPG Group, Tallahassee, FL (January 1995 to July 2000).

         Tony Rodriguez: Senior Managing Director, Head of Fixed Income, USBAM, Minneapolis, MN (August 2002 to present); Director and Head of Corporate Bonds, Credit Suisse Asset Management, New York, NY (1999 to August 2002).

         Jon M. Stevens: Senior Managing Director, Private Asset Management, USBAM, Minneapolis, MN (January 2002 to present); Senior Managing Director, Private Asset Management, U.S. Bank, Minneapolis, MN (July 2001 to January
2002); Managing Director, U.S. Bank, Private Asset Management, Minneapolis, MN (September 1998 to July 2001).

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

         The registrant's accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota, 55402 and at the offices of U.S. Bank National Association, the Registrant's custodian, 336 North Robert Street, St. Paul, Minnesota 55101, and EquiServe Trust Company, N.A., the Registrant's transfer agent, 150 Royall Street, Canton, Massachusetts 02021.

ITEM 32. MANAGEMENT SERVICES

         Not applicable.

ITEM 33. UNDERTAKINGS



         (1) The Registrant hereby undertakes to suspend the offering of shares of its Common Stock until the prospectus is amended if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2)  Not applicable.

         (3)  Not applicable.

         (4)  Not applicable.

         (5) The Registrant hereby undertakes that (a) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 2nd day of October, 2002.


                                             FIRST AMERICAN MINNESOTA
                                             MUNICIPAL INCOME FUND II, INC.



                                             /s/ Thomas S. Schreier, Jr.
                                             -----------------------------------
                                             Thomas S. Schreier, Jr., President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Name                                                 Title                                    Date
----                                                 -----                                    ----

/s/ Thomas S. Schreier, Jr.
--------------------------------                     President (principal executive officer)  October 2, 2002
Thomas S. Schreier, Jr.
/s/ Robert H. Nelson
--------------------------------                     Treasurer (principal financial and       October 2, 2002
Robert H. Nelson                                     accounting officer)

         *                                           Director                                 October 2, 2002
--------------------------------
John M. Murphy, Jr.

         *                                           Director                                 October 2, 2002
--------------------------------
Roger A. Gibson

         *                                           Director                                 October 2, 2002
--------------------------------
Andrew M. Hunter III

         *                                           Director                                 October 2, 2002
--------------------------------
Leonard W. Kedrowski

         *                                           Director                                 October 2, 2002
--------------------------------
Richard K. Riederer


--------------------------------                     Director                                 October 2, 2002
Joseph D. Strauss

         *                                           Director                                 October 2, 2002
--------------------------------
Virginia L. Stringer

         *
--------------------------------                     Director                                 October 2, 2002
James M. Wade



*By: /s/ Robert H. Nelson
     ----------------------------------
     Robert H. Nelson, Attorney-in-Fact